                                 SMITH BARNEY
                                  FUNDS, INC.
                             LARGE CAP VALUE FUND

             STYLE PURE SERIES | ANNUAL REPORT | DECEMBER 31, 2002



[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(R)

Your Serious Money. Professionally Managed. is a registered service mark of Salomon Smith Barney Inc.

         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE

[PHOTO]

JOHN B. CUNNINGHAM
PORTFOLIO MANAGER

JOHN B. CUNNINGHAM

John B. Cunningham, CFA, has more than 15 years of securities business experience. Mr. Cunningham holds a BA from University of Virginia and an MBA from The Amos Tuck School at Dartmouth College.

FUND OBJECTIVE

The Fund seeks long-term growth of capital with current income by employing a disciplined stock selection process for undervalued stocks of established, well recognized but temporarily out of favor companies.

FUND FACTS

FUND INCEPTION**
-----------------
May 18, 1967

MANAGER TENURE
-----------------
15 Years

MANAGER'S INVESTMENT
INDUSTRY EXPERIENCE
-----------------
15 Years

SYMBOLS              CLASS A CLASS B CLASS L
--------------------------------------------
NASDAQ                SBCIX   SBCCX   SBGCX
--------------------------------------------
INCEPTION            5/18/67 11/7/94 12/2/92
--------------------------------------------

** On February 26, 1972, an affiliate of Salomon Smith Barney assumed management of the Large Cap Value Fund.

[GRAPHIC] Style Pure Series

Annual Report . December 31, 2002

LARGE CAP VALUE FUND

Average Annual Total Returns as of December 31, 2002*

                                   Without Sales Charges/(1)/
                                   Class A  Class B  Class L
                  -------------------------------------------
                  One-Year         (26.27)% (26.92)% (26.88)%
                  -------------------------------------------
                  Five-Year         (2.92)   (3.70)   (3.68)
                  -------------------------------------------
                  Ten-Year           6.61      N/A     5.78
                  -------------------------------------------
                  Since Inception+  10.21     5.75     5.79
                  -------------------------------------------

                                    With Sales Charges/(2)/
                                   Class A  Class B  Class L
                  -------------------------------------------
                  One-Year         (29.93)% (30.55)% (28.33)%
                  -------------------------------------------
                  Five-Year         (3.91)   (3.86)   (3.87)
                  -------------------------------------------
                  Ten-Year           6.06      N/A     5.67
                  -------------------------------------------
                  Since Inception+  10.03     5.75     5.69
                  -------------------------------------------

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
* The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
+ Inception dates for Class A, B and L shares are May 18, 1967, November 7, 1994 and December 2, 1992, respectively.


What's Inside
Your Investment in the Large Cap Value Fund ...................................1
Letter from the Chairman.......................................................2
Letter from the Manager........................................................3
Fund at a Glance...............................................................5
Historical Performance.........................................................6
Value of $10,000...............................................................9
Schedule of Investments.......................................................10
Statement of Assets and Liabilities...........................................13
Statement of Operations.......................................................14
Statements of Changes in Net Assets ..........................................15
Notes to Financial Statements.................................................16
Financial Highlights .........................................................20
Independent Auditors' Report .................................................25
Additional Information .......................................................26
Tax Information ..............................................................28

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(R)

Your Serious Money. Professionally Managed. is a registered service mark of Salomon Smith Barney Inc.

 Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

                  YOUR INVESTMENT IN THE LARGE CAP VALUE FUND

A Time-Tested Approach to Value Investing

Following a disciplined and thorough approach, portfolio manager John B. Cunningham evaluates a broad universe of large-cap companies to identify what they deem to be compelling value opportunities.

[GRAPHIC] A Disciplined Process
          In selecting companies for the Portfolio, John and the equity investment team employ a highly disciplined, bottom-up investing approach that seeks to identify well established but temporarily out-of-favor companies. They explore potential opportunities not yet recognized by Wall Street; and search for undervalued companies where positive changes, such as a new management team or business strategy, can provide a catalyst to improved earnings growth.
[GRAPHIC] A Timely Strategy
          Declining earnings growth was a dominant theme in the last couple of years -- most visibly in technology, but also in other sectors. With volatility on the increase, many investors have grown sensitive to the price they are willing to pay for growth. This change highlights the importance of having a diversified investment strategy -- a strategy that may include value investing as a key building block.
[GRAPHIC] The Smith Barney Solution to Funds that Stray -- the Style Pure Series
          The Style Pure Series is a selection of Smith Barney mutual funds that are the basic building blocks of asset allocation. Each fund in the series attempts to be fully invested within their asset class and investment style, enabling investors to make asset allocation decisions in conjunction with their financial professionals.
[GRAPHIC] A Distinguished History of Managing Your Serious Money
          Founded in 1873 and 1892, respectively, the firms of Charles D.
          Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, Citigroup Asset Management unites the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.
          At Citigroup Asset Management, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.


        1 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. Jay Gerken

R. JAY GERKEN

Chairman, President and Chief Executive Officer


Dear Shareholder,

Please allow me to introduce myself as the new Chairman, President and Chief Executive Officer of the Smith Barney Funds, Inc. -- Large Cap Value Fund ("Portfolio"), replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Portfolio's Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Portfolio's manager through periodically providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Enclosed herein is annual report for the Portfolio for the year ended December 31, 2002. In this report, the manager summarizes what he believes to be the period's prevailing economic and market conditions and outlines the Portfolio's investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken
Chairman, President and
Chief Executive Officer


       2 Smith Barney Funds, Inc.  | 2002 Annual Report to Shareholders

                            LETTER FROM THE MANAGER

Performance Review

For the year ended December 31, 2002, the Portfolio's Class A shares, without sales charges, returned negative 26.27%. In comparison, the Russell 1000 Value Index ("Russell 1000 Value")/1/ and the S&P 500 Index ("S&P 500")/2/ returned negative 15.52% and negative 22.09%, respectively, for the same period.

Special Shareholder Notice

On December 17, 2002, John B. Cunningham assumed responsibility for the day-to-day management of the Portfolio. Mr. Cunningham is an investment officer of Smith Barney Fund Management LLC, the Portfolio's investment manager. He is also a Managing Director of Salomon Brothers Asset Management Inc and Salomon Smith Barney Inc., both affiliates of the manager. Mr. Cunningham has 15 years of securities business experience.

Also, the Board of Directors of the Portfolio on December 13, 2002, voted to modify the formulation of the Portfolio's investment objective to reflect the lack of dividend distributions by issuers of large capitalization value stocks. The investment objective of the Portfolio is changed to "long-term growth of capital with current income a secondary objective." This change will be effective on March 1, 2003.

Portfolio Manager Market Overview

For almost all of 2002 the market was plagued with uncertainty related to the economy, variation in corporate profits, accounting debacles, and terrorist fears. Despite a strong fourth-quarter performance, the major U.S. equity market indices finished in the red for the third year in a row. The S&P 500 declined 22.09% for the full year, and the Nasdaq Composite Index ("Nasdaq")/3/ fell 31.53% for the same period. To illustrate the magnitude of the bear market that investors have experienced over the past three years, the S&P 500 declined 49.15% from the market's peak in March 2000 to its trough on October 9, 2002, which exceeded the sell-off reached during the 1973-1974 bear market. At the market's trough in October, the S&P 500 had reached a five-year low and the Nasdaq had reached a six-year low.

In the first half of the year, investor concerns on numerous fronts, particularly regarding corporate governance and accounting issues, weighed on the major market indices. New allegations of corporate fraud and insider trading shook the market further. Into the second half of the year, corporate governance and accounting issues took a back seat to more fundamental concerns, including the strength of the economy and corporate earnings. The prospect of a potential war with Iraq also affected investor sentiment.

For the full year, technology and telecommunications stocks led the market's drop yet again, accounting for approximately one-third of the S&P 500's total decline. Although the technology and telecommunications sectors rallied sharply in the fourth quarter, both sectors ended the entire year down more than 30%. All sectors of the S&P 500 posted negative returns for the year, but the basic materials, energy, transportation, consumer staples and financials sectors outperformed other sectors of the S&P 500 on a relative basis.


--------
1The Russell 1000 Value measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Please note that an investor cannot invest directly in an index.
2The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index. 3The Nasdaq is a market-value weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.


        3 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

U.S. Treasury securities were the major beneficiary of the continued equity market fallout. The yield on the 10-year U.S. Treasury note fell from 5.04% at the beginning of the year to 3.82% at year-end. In October, its yield reached 3.60%, its lowest level in more than 40 years. In November, the U.S. Federal Reserve Board ("Fed") made its first change of the calendar year, reducing the federal funds rate ("fed funds rate")/4/ by 50 basis points/5/ to 1.25%, also a 40-year low.

Portfolio Manager Market and Fund Outlook

Given current interest rate levels and equity market valuations, we maintain a constructive outlook on the U.S. equity market. We believe that steady economic growth, low levels of inflation and an improvement in corporate profits should lead to higher equity market levels. Although selected economic reports in the month of December have brought into question the sustainability of the recovery, we still expect continued economic growth, albeit at a slower pace than we had previously envisioned. However, we will continue to monitor consumer data carefully. The consumer has sustained the economic recovery thus far, and the question remains how much longer the consumer can continue doing so.

The recent resignations of Treasury Secretary Paul O'Neill and presidential economic adviser Lawrence Lindsey suggest that the Bush administration is taking a more proactive approach to the weak economy. Future possible stimulative measures proposed by the administration, coupled with the Federal Open Market Committee's ("FOMC")/6/ 50 basis-point/5/ reduction in the fed funds rate/4/ in November 2002, should help foster continued economic growth. Although geopolitical events could lead to further equity market volatility, we believe the Portfolio is well positioned in the current market environment.

Thank you for your investment in the Smith Barney Funds, Inc. -- Large Cap Value Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ John B. Cunningham
John B. Cunningham
Vice President

January 15, 2003

The information provided in this commentary by the portfolio manager represents the opinion of the portfolio manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio manager and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolio or that the percentage of the Portfolio's assets in various sectors will remain the same. Please refer to pages 10 through 12 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings, the Portfolio's performance, and the portfolio manager's views are as of December 31, 2002 and are subject to change.

--------
4The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
5A basis point is one one-hundredth (1/100 or 0.01) of one percent.
6The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

       4 Smith Barney Funds, Inc.  | 2002 Annual Report to Shareholders

                 LARGE CAP VALUE FUND at a Glance (unaudited)


 TOP TEN HOLDINGS*+

 1. Verizon Communications Inc.............................. 2.5%
 2. Hewlett-Packard Co...................................... 2.3
 3. Philip Morris Cos. Inc.**............................... 2.1
 4. Safeway, Inc............................................ 1.9
 5. SBC Communications Inc.................................. 1.9
 6. Nokia Oyj, Sponsored ADR................................ 1.9
 7. American International Group, Inc....................... 1.9
 8. Kimberly-Clark Corp..................................... 1.8
 9. Schering-Plough Corp.................................... 1.8
10. XL Capital Ltd., Class A Shares......................... 1.8

                          INDUSTRY DIVERSIFICATION*+

                                    [CHART]


Banking                                    13.1%
Drugs                                       6.4%
Financial Services                         12.1%
Insurance                                   6.0%
Integrated Oil                              6.7%
Retail                                      8.8%
Telecommunication Equipment                 4.8%
Telephone                                   6.9%
Tobacco                                     3.5%
Utilities                                   5.0%
Other                                      26.7%


                            INVESTMENT BREAKDOWN*++

                                    [CHART]

Repurchase Agreement         4.0%
Convertible Preferred Stock  2.6%
Common Stock                93.4%


* All information is as of December 31, 2002. Please note that Portfolio holdings are subject to change.
+   As a percentage of total common stock.
** Subsequent to the reporting period, on January 27, 2003, the company changed its name to Altria Group, Inc.
++  As a percentage of total investments.



        5 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES



             Net Asset Value
            -----------------
            Beginning   End    Income   Capital Gain    Return      Total
 Year Ended  of Year  of Year Dividends Distributions of Capital Returns/(1)+/
 -----------------------------------------------------------------------------
  12/31/02   $15.86   $11.52    $0.19       $0.00       $0.00       (26.27)%
 ----------------------------------------------------------------------------
  12/31/01    17.59    15.86     0.18        0.00        0.00        (8.81)
 ----------------------------------------------------------------------------
  12/31/00    17.00    17.59     0.20        1.39        0.00        12.92
 ----------------------------------------------------------------------------
  12/31/99    18.28    17.00     0.20        0.85        0.06        (0.91)
 ----------------------------------------------------------------------------
  12/31/98    17.09    18.28     0.23        1.06        0.00        14.61
 ----------------------------------------------------------------------------
  12/31/97    14.79    17.09     0.29        1.50        0.00        27.86
 ----------------------------------------------------------------------------
  12/31/96    14.59    14.79     0.36        1.79        0.00        16.06
 ----------------------------------------------------------------------------
  12/31/95    12.18    14.59     0.39        1.18        0.00        33.05
 ----------------------------------------------------------------------------
  12/31/94    13.31    12.18     0.42        0.14        0.00        (4.31)
 ----------------------------------------------------------------------------
  12/31/93    12.48    13.31     0.46        0.73        0.00        16.38
 ----------------------------------------------------------------------------
  Total                         $2.92       $8.64       $0.06
 ----------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return      Total
Year Ended              of Year  of Year Dividends Distributions of Capital Returns/(1)+/
-----------------------------------------------------------------------------------------
12/31/02                $15.82   $11.49    $0.07       $0.00       $0.00       (26.92)%
----------------------------------------------------------------------------------------
12/31/01                 17.53    15.82     0.04        0.00        0.00        (9.55)
----------------------------------------------------------------------------------------
12/31/00                 16.94    17.53     0.05        1.39        0.00        12.01
----------------------------------------------------------------------------------------
12/31/99                 18.21    16.94     0.05        0.85        0.06        (1.66)
----------------------------------------------------------------------------------------
12/31/98                 17.03    18.21     0.09        1.06        0.00        13.71
----------------------------------------------------------------------------------------
12/31/97                 14.74    17.03     0.15        1.50        0.00        26.83
----------------------------------------------------------------------------------------
12/31/96                 14.54    14.74     0.24        1.79        0.00        15.22
----------------------------------------------------------------------------------------
12/31/95                 12.15    14.54     0.29        1.18        0.00        32.07
----------------------------------------------------------------------------------------
Inception* -- 12/31/94   12.54    12.15     0.09        0.14        0.00        (1.28)++
----------------------------------------------------------------------------------------
Total                                      $1.07       $7.91       $0.06
----------------------------------------------------------------------------------------


        6 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES


                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return      Total
Year Ended              of Year  of Year Dividends Distributions of Capital Returns/(1)+/
-----------------------------------------------------------------------------------------
12/31/02                $15.83   $11.50    $0.08       $0.00       $0.00       (26.88)%
----------------------------------------------------------------------------------------
12/31/01                 17.55    15.83     0.04        0.00        0.00        (9.57)
----------------------------------------------------------------------------------------
12/31/00                 16.95    17.55     0.05        1.39        0.00        12.08
----------------------------------------------------------------------------------------
12/31/99                 18.22    16.95     0.05        0.85        0.06        (1.65)
----------------------------------------------------------------------------------------
12/31/98                 17.05    18.22     0.10        1.06        0.00        13.73
----------------------------------------------------------------------------------------
12/31/97                 14.76    17.05     0.16        1.50        0.00        26.85
----------------------------------------------------------------------------------------
12/31/96                 14.57    14.76     0.24        1.79        0.00        15.15
----------------------------------------------------------------------------------------
12/31/95                 12.18    14.57     0.29        1.18        0.00        32.01
----------------------------------------------------------------------------------------
12/31/94                 13.30    12.18     0.34        0.14        0.00        (4.91)
----------------------------------------------------------------------------------------
12/31/93                 12.48    13.30     0.36        0.73        0.00        15.46
----------------------------------------------------------------------------------------
Total                                      $1.71       $8.64       $0.06
----------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return      Total
Year Ended              of Year  of Year Dividends Distributions of Capital Returns/(1)+/
-----------------------------------------------------------------------------------------
12/31/02                $15.86   $11.52    $0.23       $0.00       $0.00       (26.02)%
----------------------------------------------------------------------------------------
12/31/01                 17.60    15.86     0.24        0.00        0.00        (8.55)
----------------------------------------------------------------------------------------
12/31/00                 17.01    17.60     0.26        1.39        0.00        13.30
----------------------------------------------------------------------------------------
12/31/99                 18.28    17.01     0.26        0.85        0.06        (0.54)
----------------------------------------------------------------------------------------
12/31/98                 17.09    18.28     0.29        1.06        0.00        14.96
----------------------------------------------------------------------------------------
12/31/97                 14.80    17.09     0.35        1.50        0.00        28.21
----------------------------------------------------------------------------------------
Inception* -- 12/31/96   15.06    14.80     0.41        1.79        0.00        12.86++
----------------------------------------------------------------------------------------
Total                                      $2.04       $6.59       $0.06
----------------------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Z SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain    Return      Total
Year Ended              of Year  of Year Dividends Distributions of Capital Returns/(1)+/
-----------------------------------------------------------------------------------------
12/31/02                $15.89   $11.54    $0.23       $0.00       $0.00       (26.03)%
----------------------------------------------------------------------------------------
12/31/01                 17.63    15.89     0.24        0.00        0.00        (8.53)
----------------------------------------------------------------------------------------
12/31/00                 17.04    17.63     0.26        1.39        0.00        13.27
----------------------------------------------------------------------------------------
12/31/99                 18.31    17.04     0.26        0.85        0.06        (0.54)
----------------------------------------------------------------------------------------
12/31/98                 17.12    18.31     0.29        1.06        0.00        14.95
----------------------------------------------------------------------------------------
12/31/97                 14.82    17.12     0.35        1.50        0.00        28.27
----------------------------------------------------------------------------------------
12/31/96                 14.61    14.82     0.41        1.79        0.00        16.47
----------------------------------------------------------------------------------------
12/31/95                 12.19    14.61     0.42        1.18        0.00        33.41
----------------------------------------------------------------------------------------
Inception* -- 12/31/94   12.54    12.19     0.12        0.14        0.00        (0.73)++
----------------------------------------------------------------------------------------
Total                                      $2.58       $7.91       $0.06
----------------------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends quarterly and capital gains, if any, annually.



        7 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)



                                             Without Sales Charges/(1)/
                                    --------------------------------------------
                                    Class A  Class B  Class L  Class Y  Class Z
--------------------------------------------------------------------------------
Year Ended 12/31/02                 (26.27)% (26.92)% (26.88)% (26.02)% (26.03)%
-------------------------------------------------------------------------------
Five Years Ended 12/31/02            (2.92)   (3.70)   (3.68)   (2.60)   (2.61)
-------------------------------------------------------------------------------
Ten Years Ended 12/31/02              6.61      N/A     5.78      N/A      N/A
-------------------------------------------------------------------------------
Inception* through 12/31/02          10.21     5.75     5.79     3.50     6.98
-------------------------------------------------------------------------------
                                              With Sales Charges/(2)/
                                    --------------------------------------------
                                    Class A  Class B  Class L  Class Y  Class Z
--------------------------------------------------------------------------------
Year Ended 12/31/02                 (29.93)% (30.55)% (28.33)% (26.02)% (26.03)%
-------------------------------------------------------------------------------
Five Years Ended 12/31/02            (3.91)   (3.86)   (3.87)   (2.60)   (2.61)
-------------------------------------------------------------------------------
Ten Years Ended 12/31/02              6.06      N/A     5.67      N/A      N/A
-------------------------------------------------------------------------------
Inception* through 12/31/02          10.03     5.75     5.69     3.50     6.98
-------------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+ (UNAUDITED)

                                    Without Sales Charges/(1)/
----------------------------------------------------------------
Class A (12/31/92 through 12/31/02)             89.59%
--------------------------------------------------------------
Class B (Inception* through
  12/31/02)                                     57.76
--------------------------------------------------------------
Class L (12/31/92 through 12/31/02)             75.44
--------------------------------------------------------------
Class Y (Inception* through
  12/31/02)                                     26.82
--------------------------------------------------------------
Class Z (Inception* through
  12/31/02)                                     73.34
--------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 * The inception dates for Class A, B, L, Y and Z shares are May 18, 1967, November 7, 1994, December 2, 1992, February 6, 1996 and November 7, 1994, respectively.


        8 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)

Value of $10,000 Invested in Class A Shares of the Large Cap Value Fund vs. the Russell 1000 Value Index and S&P 500 Index+
--------------------------------------------------------------------------------
                        December 1992 -- December 2002



                                    [CHART]

         Large Cap Value Fund -
           Class A Shares         Russell 1000 Value Index   S&P 500 Index
         ----------------------   ------------------------   -------------
12/1992        $ 9,498                   $10,000               $10,000
12/1993         11,054                    11,812                11,005
12/1994         10,577                    11,577                11,150
12/1995         14,073                    16,016                15,335
12/1996         16,333                    19,481                18,854
12/1997         20,884                    26,334                25,143
12/1998         23,935                    30,452                32,369
12/1999         23,716                    36,052                39,178
12/2000         26,781                    38,580                35,611
12/2001         24,422                    36,422                31,382
12/2002         18,007                    30,765                24,448



+Hypothetical illustration of $10,000 invested in Class A shares on December
 31, 1992, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2002. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less than average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. The S&P 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the Index include reinvestment of dividends. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


        9 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2002



  SHARES               SECURITY                VALUE
------------------------------------------------------------
COMMON STOCK -- 93.4%
Aerospace and Defense -- 1.4%
    168,500 United Technologies Corp.      $   10,436,890
---------------------------------------------------------
Banking -- 12.3%
    135,200 Bank of America Corp.               9,405,864
    406,100 The Bank of New York Co., Inc.      9,730,156
    167,700 Comerica Inc.                       7,251,348
    398,100 FleetBoston Financial Corp.         9,673,830
    192,500 SunTrust Banks, Inc.               10,957,100
    440,700 U.S. Bancorp                        9,351,654
    289,600 Wachovia Corp.                     10,553,024
    310,200 Washington Mutual, Inc.            10,711,206
    236,800 Wells Fargo & Co.                  11,098,816
---------------------------------------------------------
                                               88,732,998
---------------------------------------------------------
Casinos and Gaming -- 1.1%
    247,500 MGM MIRAGE+                         8,160,075
---------------------------------------------------------
Chemicals -- 1.1%
    259,200 The Dow Chemical Co.                7,698,240
---------------------------------------------------------
Consumer Non-Cyclicals -- 2.2%
     85,499 Baxter International Inc.           2,393,972
    118,900 Fortune Brands, Inc.                5,530,039
    173,600 General Mills, Inc.                 8,150,520
---------------------------------------------------------
                                               16,074,531
---------------------------------------------------------
Diversified Manufacturing Operations -- 1.4%
    436,200 Honeywell International Inc.       10,468,800
---------------------------------------------------------
Drugs -- 6.0%
    320,000 Pfizer Inc.                         9,782,400
    250,300 Pharmacia Corp.                    10,462,540
    555,800 Schering-Plough Corp.              12,338,760
    287,600 Wyeth                              10,756,240
---------------------------------------------------------
                                               43,339,940
---------------------------------------------------------
Financial Services -- 11.3%
    315,000 American Express Co.               11,135,250
    148,400 Freddie Mac                         8,763,020
    138,500 The Goldman Sachs Group, Inc.       9,431,850
    433,860 J.P. Morgan Chase & Co.            10,412,640
    513,400 MBNA Corp.                          9,764,868
    300,000 Merrill Lynch & Co., Inc.          11,385,000
    245,200 Morgan Stanley                      9,788,384
    577,100 Waddell & Reed Financial, Inc.     11,351,557
---------------------------------------------------------
                                               82,032,569
---------------------------------------------------------
Healthcare Services -- 2.3%
    250,600 HCA Inc.                           10,399,900
    367,600 Tenet Healthcare Corp.+             6,028,640
---------------------------------------------------------
                                               16,428,540
---------------------------------------------------------
Household Products -- 1.7%
    260,200 Kimberly-Clark Corp.               12,351,694
---------------------------------------------------------

                      See Notes to Financial Statements.


       10 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2002


  SHARES                     SECURITY                       VALUE
----------------------------------------------------------------------
Insurance -- 5.6%
    218,000 American International Group, Inc.          $   12,611,300
    170,000 The Hartford Financial Services Group, Inc.      7,723,100
    246,400 The St. Paul Cos., Inc.                          8,389,920
    153,800 XL Capital Ltd., Class A Shares                 11,881,050
----------------------------------------------------------------------
                                                            40,605,370
----------------------------------------------------------------------
Integrated Oil -- 6.3%
    281,400 BP PLC, Sponsored ADR                           11,438,910
    138,200 ChevronTexaco Corp.                              9,187,536
    192,600 ConocoPhillips                                   9,319,914
    234,900 Marathon Oil Corp.                               5,001,021
    144,600 Total Fina Elf S.A., Sponsored ADR              10,338,900
----------------------------------------------------------------------
                                                            45,286,281
----------------------------------------------------------------------
Office Equipment -- 3.2%
    903,500 Hewlett-Packard Co.                             15,684,760
     94,100 International Business Machines Corp.            7,292,750
----------------------------------------------------------------------
                                                            22,977,510
----------------------------------------------------------------------
Oil and Gas Drilling -- 2.8%
    237,200 Burlington Resources Inc.                       10,116,580
    434,300 Transocean Inc.+                                10,075,760
----------------------------------------------------------------------
                                                            20,192,340
----------------------------------------------------------------------
Raw and Intermediate Materials -- 3.0%
    499,587 Alcoa Inc.                                      11,380,592
    303,000 International Paper Co.                         10,595,910
----------------------------------------------------------------------
                                                            21,976,502
----------------------------------------------------------------------
Real Estate Investment Trusts -- 1.6%
    459,500 Equity Office Properties Trust                  11,478,310
----------------------------------------------------------------------
Restaurants -- 1.5%
    672,700 McDonald's Corp.                                10,817,016
----------------------------------------------------------------------
Retail -- 8.2%
    253,200 Costco Wholesale Corp.+                          7,104,792
    304,900 Federated Department Stores, Inc.+               8,768,924
    661,200 The Gap, Inc.                                   10,261,824
    426,400 The Home Depot, Inc.                            10,216,544
    557,400 Safeway, Inc.+                                  13,020,864
    336,500 Target Corp.                                    10,095,000
----------------------------------------------------------------------
                                                            59,467,948
----------------------------------------------------------------------
Telecommunication Equipment -- 4.5%
    993,524 Comverse Technology, Inc.+                       9,955,110
  1,104,500 Motorola, Inc.                                   9,553,925
    818,600 Nokia Oyj, Sponsored ADR                        12,688,300
----------------------------------------------------------------------
                                                            32,197,335
----------------------------------------------------------------------
Telephone -- 6.4%
    140,000 ALLTEL Corp.                                     7,140,000
    368,400 AT&T Corp.                                       9,618,924
    470,300 SBC Communications Inc.                         12,749,833
    436,500 Verizon Communications Inc.                     16,914,375
----------------------------------------------------------------------
                                                            46,423,132
----------------------------------------------------------------------

                      See Notes to Financial Statements.


       11 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2002

  SHARES                                          SECURITY                                           VALUE
----------------------------------------------------------------------------------------------------------------
Tobacco -- 3.3%
    354,800 Philip Morris Cos. Inc.++                                                             $ 14,380,044
    221,400 R.J. Reynolds Tobacco Holdings, Inc.                                                     9,323,154
--------------------------------------------------------------------------------------------------------------
                                                                                                    23,703,198
--------------------------------------------------------------------------------------------------------------
Transportation -- 1.5%
    426,600 Burlington Northern Santa Fe Corp.                                                      11,095,866
--------------------------------------------------------------------------------------------------------------
Utilities -- 4.7%
     95,000 Consolidated Edison, Inc.                                                                4,067,900
    155,000 Exelon Corp.                                                                             8,179,350
     85,000 FPL Group, Inc.                                                                          5,111,050
    132,900 Progress Energy, Inc.                                                                    5,761,216
    350,000 The Southern Co.                                                                         9,936,500
     68,800 Xcel Energy, Inc.                                                                          756,800
--------------------------------------------------------------------------------------------------------------
                                                                                                    33,812,816
--------------------------------------------------------------------------------------------------------------
            TOTAL COMMON STOCK
            (Cost -- $699,806,187)                                                                 675,757,901
--------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 2.6%
Automobiles -- 0.7%
    120,200 Ford Motor Co. Capital Trust II                                                          4,910,170
--------------------------------------------------------------------------------------------------------------
Multimedia -- 1.9%
    621,700 The News Corp. Ltd., Sponsored ADR                                                      14,081,505
--------------------------------------------------------------------------------------------------------------
            TOTAL CONVERTIBLE PREFERRED STOCK
            (Cost -- $19,424,596)                                                                   18,991,675
--------------------------------------------------------------------------------------------------------------

   FACE
  AMOUNT                                          SECURITY                                           VALUE
----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 4.0%
$29,058,000 J.P. Morgan Chase & Co., 1.040% due 1/2/03; Proceeds at maturity -- $29,059,679;
              (Fully collateralized by U.S. Treasury Bills and Notes, 0.000% to 3.000% due 1/2/03
              to 11/15/07; Market value -- $29,640,584) (Cost -- $29,058,000)                       29,058,000
--------------------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $748,288,783*)                                                               $723,807,576
--------------------------------------------------------------------------------------------------------------

+ Non-income producing security.
++Subsequent to the reporting period, on January 27, 2003, the company changed its name to Altria Group, Inc.
* Aggregate cost for Federal income tax purposes is $748,507,090.

                      See Notes to Financial Statements.


       12 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                           DECEMBER 31, 2002


ASSETS:
   Investments, at value (Cost -- $748,288,783)              $723,807,576
   Cash                                                         2,284,289
   Receivable for securities sold                              12,944,406
   Dividends and interest receivable                            1,369,215
   Receivable for Fund shares sold                                314,381
-------------------------------------------------------------------------
   Total Assets                                               740,719,867
-------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                             9,417,325
   Payable for Fund shares purchased                              948,863
   Management fee payable                                         377,325
   Distribution fees payable                                       55,023
   Accrued expenses                                               158,034
-------------------------------------------------------------------------
   Total Liabilities                                           10,956,570
-------------------------------------------------------------------------
Total Net Assets                                             $729,763,297
-------------------------------------------------------------------------
NET ASSETS:
   Par value of capital shares                               $    633,536
   Capital paid in excess of par value                        849,345,625
   Undistributed net investment income                            814,443
   Accumulated net realized loss from security transactions   (96,549,100)
   Net unrealized depreciation of investments                 (24,481,207)
-------------------------------------------------------------------------
Total Net Assets                                             $729,763,297
-------------------------------------------------------------------------
Shares Outstanding:
   Class A                                                     31,491,688
--------------------------------------------------------------------------
   Class B                                                      4,648,170
--------------------------------------------------------------------------
   Class L                                                      5,479,379
--------------------------------------------------------------------------
   Class Y                                                     11,976,878
--------------------------------------------------------------------------
   Class Z                                                      9,757,469
--------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                  $11.52
--------------------------------------------------------------------------
   Class B *                                                       $11.49
--------------------------------------------------------------------------
   Class L **                                                      $11.50
--------------------------------------------------------------------------
   Class Y (and redemption price)                                  $11.52
--------------------------------------------------------------------------
   Class Z (and redemption price)                                  $11.54
--------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value
     per share)                                                    $12.13
--------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value
     per share)                                                    $11.62
-------------------------------------------------------------------------

 *Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2). **Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.


       13 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

 STATEMENT OF OPERATIONS                    FOR THE YEAR ENDED DECEMBER 31, 2002



INVESTMENT INCOME:
   Dividends                                                     $   21,934,081
   Interest                                                             748,735
   Less: Foreign withholding tax                                        (25,300)
-------------------------------------------------------------------------------
   Total Investment Income                                           22,657,516
-------------------------------------------------------------------------------
EXPENSES:
   Management fee (Note 2)                                            5,533,120
   Distribution fees (Note 2)                                         2,705,475
   Shareholder and system servicing fees                                650,636
   Shareholder communications                                            86,645
   Custody                                                               64,373
   Audit and legal                                                       32,437
   Registration fees                                                     28,306
   Directors' fees                                                        8,505
   Other                                                                 12,990
-------------------------------------------------------------------------------
   Total Expenses                                                     9,122,487
-------------------------------------------------------------------------------
Net Investment Income                                                13,535,029
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
   Realized Loss From Security Transactions (excluding
   short-term securities):
       Proceeds from sales                                        1,224,988,546
       Cost of securities sold                                    1,316,352,041
-------------------------------------------------------------------------------
   Net Realized Loss                                                (91,363,495)
-------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation) of
     Investments:
       Beginning of year                                            199,849,875
       End of year                                                  (24,481,207)
-------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                         (224,331,082)
-------------------------------------------------------------------------------
Net Loss on Investments                                            (315,694,577)
-------------------------------------------------------------------------------
Decrease in Net Assets From Operations                           $ (302,159,548)
-------------------------------------------------------------------------------



       14 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

                      See Notes to Financial Statements.

 STATEMENTS OF CHANGES IN NET ASSETS            FOR THE YEARS ENDED DECEMBER 31,


                                                                   2002            2001
---------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                      $   13,535,029  $   13,472,565
   Net realized loss                                             (91,363,495)     (2,883,094)
   Increase in net unrealized depreciation                      (224,331,082)   (129,397,927)
--------------------------------------------------------------------------------------------
   Decrease in Net Assets From Operations                       (302,159,548)   (118,808,456)
--------------------------------------------------------------------------------------------
DISTRIBUTION TO SHAREHOLDERS FROM:
   Net investment income                                         (12,924,003)    (13,319,474)
--------------------------------------------------------------------------------------------
   Decrease in Net Assets From Distributions to Shareholders     (12,924,003)    (13,319,474)
--------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
   Net proceeds from sales                                       109,633,590     193,879,661
   Net asset value of shares issued for reinvestment of
     dividends                                                     8,611,184       8,884,916
   Cost of shares reacquired                                    (260,652,146)   (202,381,878)
--------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Fund Share
     Transactions                                               (142,407,372)        382,699
--------------------------------------------------------------------------------------------
Decrease in Net Assets                                          (457,490,923)   (131,745,231)
NET ASSETS:
   Beginning of year                                           1,187,254,220   1,318,999,451
--------------------------------------------------------------------------------------------
   End of year*                                               $  729,763,297  $1,187,254,220
--------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                  $814,443        $203,417
--------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.


       15 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

The Large Cap Value Fund ("Portfolio") is a separate investment portfolio of the Smith Barney Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company and consists of this Portfolio and two other separate investment portfolios: U.S. Government Securities Fund and Short-Term High Grade Bond Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between the bid and asked prices;
(c) securities, other than U.S. government agencies and obligations, that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (d) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (f ) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each class; management fees and general portfolio expenses are allocated on the basis of relative net assets by class; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; ( j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Other Transactions

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.60% on the Portfolio's average daily net assets up to $500 million, 0.55% on the next $500 million and 0.50% on average daily net assets in excess of $1.0 billion. These fees are calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolio's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended December 31, 2002, the Portfolio paid transfer agent fees of $462,532 to CTB.

       16 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB and certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group. For the year ended December 31, 2002, SSB and its affiliates did not receive any brokerage commissions.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs less than one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2002, CDSCs paid to SSB and sales charges received by SSB, were approximately as follows:

                               Class A   Class B  Class L
---------------------------------------------------------
CDSCs                                -- $ 157,000 $ 9,000
--------------------------------------------------------
Sales charges                  $131,000        --  57,000
--------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets of each class.

For the year ended December 31, 2002 total Distribution Plan fees were as follows:

                                Class A   Class B  Class L
-----------------------------------------------------------
Distribution Plan Fees         $1,190,491 $699,519 $815,465
----------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

------------------------------------------------------
Purchases                                $1,133,477,634
------------------------------------------------------
Sales                                     1,224,988,546
------------------------------------------------------

At December 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

----------------------------------------------------
Gross unrealized appreciation           $ 14,006,879
Gross unrealized depreciation            (38,706,393)
----------------------------------------------------
Net unrealized depreciation             $(24,699,514)
----------------------------------------------------

       17 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

4. Repurchase Agreements

The Portfolio purchases (and its custodian take possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Lending of Portfolio Securities

The Portfolio has an agreement with its custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers and other financial organizations. Fees earned by the Portfolio on securities lending are recorded in interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolio maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2002, the Portfolio did not have any securities on loan.

6. Capital Loss Carryforward

At December 31, 2002, the Portfolio had, for Federal income tax purposes, a capital loss carryforward of approximately $96,239,000, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration for each carryforward loss is indicated below. Expiration occurs on December 31 of the year indicated:

                          2007       2009       2010
--------------------------------------------------------
Carryforward amounts   $1,536,000 $2,636,000 $92,067,000
--------------------------------------------------------

7. Income Tax Information and Distributions to Shareholders

At December 31, 2002, the tax basis components of distributable earnings were:

------------------------------------------------
Undistributed ordinary income       $    835,475
------------------------------------------------
Accumulated capital losses           (96,239,255)
------------------------------------------------
Unrealized depreciation              (24,699,514)
------------------------------------------------

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sales.

The tax character of distributions paid during the year ended December 31, 2002 was:

-----------------------------------------------
Ordinary income                     $12,924,003
Long-term capital gains                      --
-----------------------------------------------
Total                               $12,924,003
-----------------------------------------------

       18 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

8. Capital Shares

At December 31, 2002, the Fund had two billion shares of capital stock authorized with a par value of $0.01 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                                 Year Ended                         Year Ended
                                             December 31, 2002                  December 31, 2001
                                         -------------------------          -------------------------
                                           Shares            Amount           Shares        Amount
------------------------------------------------------------------------------------------------------
Class A
Shares sold                               1,318,956      $  18,593,187       4,623,954  $  76,118,149
Shares issued on reinvestment               433,717          5,478,720         377,220      6,066,486
Shares reacquired                        (7,862,356)      (105,799,585)     (7,444,511)  (121,321,179)
------------------------------------------------------------------------------------------------------
Net Decrease                             (6,109,683)     $ (81,727,678)     (2,443,337) $ (39,136,544)
------------------------------------------------------------------------------------------------------
Class B
Shares sold                                 513,740      $   6,943,703         986,301  $  16,221,823
Shares issued on reinvestment                27,838            328,759          12,179        195,512
Shares reacquired                        (1,464,467)       (19,303,658)     (1,327,351)   (21,714,684)
------------------------------------------------------------------------------------------------------
Net Decrease                               (922,889)     $ (12,031,196)       (328,871) $  (5,297,349)
------------------------------------------------------------------------------------------------------
Class L
Shares sold                                 522,583      $   7,226,603       1,555,786  $  25,983,914
Shares issued on reinvestment                34,593            411,791          15,557        249,882
Shares reacquired                        (1,485,329)       (19,748,659)     (1,082,115)   (17,687,461)
------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                    (928,153)     $ (12,110,265)        489,228  $   8,546,335
------------------------------------------------------------------------------------------------------
Class Y
Shares sold                               4,030,821      $  58,617,924       3,015,926  $  50,052,338
Shares issued on reinvestment                 3,522             39,018              --             --
Shares reacquired                        (7,192,858)       (91,949,184)     (1,489,494)   (24,726,623)
------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                  (3,158,515)     $ (33,292,242)      1,526,432  $  25,325,715
------------------------------------------------------------------------------------------------------
Class Z
Shares sold                               1,275,895      $  18,252,173       1,518,695  $  25,503,437
Shares issued on reinvestment               185,263          2,352,896         147,418      2,373,036
Shares reacquired                        (1,855,680)       (23,851,060)     (1,031,608)   (16,931,931)
------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                    (394,522)     $  (3,245,991)        634,505  $  10,944,542
------------------------------------------------------------------------------------------------------


       19 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares                            2002/(1)/  2001/(1)/ 2000/(1)/  1999/(1)/   1998/(1)/
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $15.86     $17.59     $17.00     $18.28      $17.09
-----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.19       0.18       0.20       0.20        0.24
 Net realized and unrealized gain (loss)    (4.34)     (1.73)      1.98      (0.37)       2.24
-----------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (4.15)     (1.55)      2.18      (0.17)       2.48
-----------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                      (0.19)     (0.18)     (0.20)     (0.20)      (0.23)
 Net realized gains/(2)/                       --         --      (1.39)     (0.85)      (1.06)
 Capital                                       --         --         --      (0.06)         --
-----------------------------------------------------------------------------------------------
Total Distributions                         (0.19)     (0.18)     (1.59)     (1.11)      (1.29)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $11.52     $15.86     $17.59     $17.00      $18.28
-----------------------------------------------------------------------------------------------
Total Return                               (26.27)%    (8.81)%    12.92%     (0.91)%     14.61%
-----------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $362,753   $596,386   $704,463   $744,405    $821,003
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    0.94%      0.89%      0.90%      0.90%       0.90%
 Net investment income                       1.41       1.11       1.18       1.09        1.29
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       122%        25%        31%        34%         48%
-----------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Net short-term gains, if any, are included and reported as ordinary income for income tax purposes.


       20 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares                           2002/(1)/ 2001/(1)/  2000/(1)/  1999/(1)/  1998/(1)/
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $15.82    $17.53      $16.94    $18.21      $17.03
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                      0.08      0.04        0.07      0.06        0.09
 Net realized and unrealized gain (loss)   (4.34)    (1.71)       1.96     (0.37)       2.24
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (4.26)    (1.67)       2.03     (0.31)       2.33
---------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                     (0.07)    (0.04)      (0.05)    (0.05)      (0.09)
 Net realized gains/(2)/                      --        --       (1.39)    (0.85)      (1.06)
 Capital                                      --        --          --     (0.06)         --
---------------------------------------------------------------------------------------------
Total Distributions                        (0.07)    (0.04)      (1.44)    (0.96)      (1.15)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $11.49    $15.82      $17.53    $16.94      $18.21
---------------------------------------------------------------------------------------------
Total Return                              (26.92)%   (9.55)%     12.01%    (1.66)%     13.71%
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $53,428   $88,121    $103,442  $118,477     $69,786
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   1.76%     1.74%       1.68%     1.67%       1.69%
 Net investment income                      0.59      0.26        0.39      0.32        0.51
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      122%       25%         31%       34%         48%
---------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Net short-term gains, if any, are included and reported as ordinary income for income tax purposes.


       21 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class L Shares                           2002/(1)/  2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)(2)/
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $15.83     $17.55     $16.95   $18.22      $17.05
---------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                      0.08       0.05       0.07     0.06        0.09
 Net realized and unrealized gain (loss)   (4.33)     (1.73)      1.97    (0.37)       2.24
---------------------------------------------------------------------------------------------
Total Income (Loss) From Operations        (4.25)     (1.68)      2.04    (0.31)       2.33
---------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                     (0.08)     (0.04)     (0.05)   (0.05)      (0.10)
 Net realized gains/(3)/                      --         --      (1.39)   (0.85)      (1.06)
 Capital                                      --         --         --    (0.06)         --
---------------------------------------------------------------------------------------------
Total Distributions                        (0.08)     (0.04)     (1.44)   (0.96)      (1.16)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $11.50     $15.83     $17.55   $16.95      $18.22
---------------------------------------------------------------------------------------------
Total Return                              (26.88)%    (9.57)%    12.08%   (1.65)%     13.73%
---------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $63,023   $101,454   $103,863  $97,745     $66,190
---------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                   1.75%      1.71%      1.67%    1.66%       1.67%
 Net investment income                      0.60       0.29       0.40     0.34        0.52
---------------------------------------------------------------------------------------------
Portfolio Turnover Rate                      122%        25%        31%      34%         48%
---------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)On June 12, 1998, Class C shares were renamed Class L shares.
(3)Net short-term gains, if any, are included and reported as ordinary income for income tax purposes.

       22 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares                           2002/(1)/  2001/(1)/   2000/(1)/  1999/(1)/   1998/(1)/
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $15.86      $17.60      $17.01     $18.28      $17.09
-------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.24        0.23        0.26       0.26        0.30
 Net realized and unrealized gain (loss)    (4.35)      (1.73)       1.98      (0.36)       2.24
-------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (4.11)      (1.50)       2.24      (0.10)       2.54
-------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                      (0.23)      (0.24)      (0.26)     (0.26)      (0.29)
 Net realized gains/(2)/                       --          --       (1.39)     (0.85)      (1.06)
 Capital                                       --          --          --      (0.06)         --
-------------------------------------------------------------------------------------------------
Total Distributions                         (0.23)      (0.24)      (1.65)     (1.17)      (1.35)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $11.52      $15.86      $17.60     $17.01      $18.28
-------------------------------------------------------------------------------------------------
Total Return                               (26.02)%     (8.55)%     13.30%     (0.54)%     14.96%
-------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $137,963    $240,016    $239,463   $184,974    $159,084
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    0.59%       0.58%       0.57%      0.58%       0.58%
 Net investment income                       1.75        1.41        1.50       1.41        1.61
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       122%         25%         31%        34%         48%
-------------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Net short-term gains, if any, are included and reported as ordinary income for income tax purposes.


       23 Smith Barney Funds, Inc.  | 2002 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Z Shares                           2002/(1)/  2001/(1)/   2000/(1)/  1999/(1)/   1998/(1)/
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year         $15.89      $17.63      $17.04     $18.31      $17.12
-------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income                       0.24        0.24        0.26       0.26        0.30
 Net realized and unrealized gain (loss)    (4.36)      (1.74)       1.98      (0.36)       2.24
-------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations         (4.12)      (1.50)       2.24      (0.10)       2.54
-------------------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                      (0.23)      (0.24)      (0.26)     (0.26)      (0.29)
 Net realized gains/(2)/                       --          --       (1.39)     (0.85)      (1.06)
 Capital                                       --          --          --      (0.06)         --
-------------------------------------------------------------------------------------------------
Total Distributions                         (0.23)      (0.24)      (1.65)     (1.17)      (1.35)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $11.54      $15.89      $17.63     $17.04      $18.31
-------------------------------------------------------------------------------------------------
Total Return                               (26.03)%     (8.53)%     13.27%     (0.54)%     14.95%
-------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $112,596    $161,277    $167,768   $162,783    $187,352
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                                    0.60%       0.58%       0.58%      0.58%       0.59%
 Net investment income                       1.75        1.42        1.49       1.40        1.61
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                       122%         25%         31%        34%         48%
-------------------------------------------------------------------------------------------------

(1)Per share amounts have been calculated using the monthly average shares method.
(2)Net short-term gains, if any, are included and reported as ordinary income for income tax purposes.

       24 Smith Barney Funds, Inc.  | 2002 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Shareholders of Smith Barney Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Large Cap Value Fund of Smith Barney Funds, Inc. ("Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                          /s/ KPMG LLP
New York, New York
February 12, 2003

       25 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Directors and Officers
The business and affairs of the Large Cap Value Fund ("Portfolio") are managed under the direction of the Smith Barney Funds, Inc. ("Fund") Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund's directors and is available, without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                                       Number of
                                            Term                                     Portfolios in
                                         of Office*            Principal                 Fund          Other
                             Position(s) and Length          Occupation(s)              Complex    Directorships
                              Held with   of Time               During                Overseen by     Held by
Name, Address and Age           Fund       Served           Past Five Years            Director      Director
----------------------------------------------------------------------------------------------------------------
Non-Interested Directors:
Lee Abraham                   Director     Since    Retired; Former Chairman and          28          Signet
13732 LeHavre Drive                        1999     CEO of Associated                                  Group
Frenchman's Creek                                   Merchandising Corp., a major                       PLC
Palm Beach Gardens, FL 33410                        retail merchandising
Age 75                                              organization; Former Director of
                                                    Galey & Lord, Liz Claiborne and
                                                    R.G. Barry Corp.

Allan J. Bloostein            Director     Since    President of Allan Bloostein          35          Taubman
27 West 67th Street                        1999     Associates, a consulting firm;                    Centers
Apt. 5FW                                            Former Director of CVS Corp.                       Inc.
New York, NY 10023
Age 73

Jane F. Dasher                Director     Since    Controller of PBK Holdings Inc.,      28           None
Korsant Partners                           1999     a family investment company
283 Greenwich Avenue
3rd Floor
Greenwich, CT 06830
Age 53

Donald R. Foley               Director     Since    Retired                               19           None
3668 Freshwater Drive                      1982
Jupiter, FL 33477
Age 80

Richard E. Hanson Jr.         Director     Since    Retired; Former Head of the           28           None
2751 Vermont Route 140                     1999     New Atlanta Jewish
Poultney, VT 05764                                  Community High School
Age 61

Dr. Paul Hardin               Director     Since    Professor of Law & Chancellor         36           None
12083 Morehead                             1994     Emeritus at the University of
Chapel Hill, NC                                     North Carolina
27514-8426
Age 71

Roderick C. Rasmussen         Director     Since    Investment Counselor                  28           None
9 Cadence Court                            1982
Morristown, NJ 07960
Age 76

John P. Toolan                Director     Since    Retired                               28           John
7202 Southeast Golf                        1992                                                       Hancock
Ridge Way                                                                                              Funds
Hobe Sound, FL 33455
Age 72

       26 Smith Barney Funds, Inc.  | 2002 Annual Report to Shareholders

                                                                                       Number of
                                             Term                                    Portfolios in
                                          of Office*            Principal                Fund          Other
                            Position(s)   and Length          Occupation(s)             Complex    Directorships
                             Held with     of Time               During               Overseen by     Held by
Name, Address and Age          Fund         Served           Past Five Years           Director      Director
----------------------------------------------------------------------------------------------------------------
Interested Director:
R. Jay Gerken**            Chairman,        Since    Managing Director of                 227          None
SSB                        President and    2002     Salomon Smith Barney Inc.
399 Park Avenue, 4th Floor Chief                     ("SSB"); Chairman, President
New York, NY 10022         Executive                 and Chief Executive Officer of
Age 51                     Officer                   Smith Barney Fund
                                                     Management LLC ("SBFM"),
                                                     Travelers Investment Adviser,
                                                     Inc. ("TIA") and Citi Fund
                                                     Management Inc.

Officers:
Lewis E. Daidone           Senior Vice      Since    Managing Director of SSB;            N/A           N/A
SSB                        President and    1990     Former Chief Financial Officer
125 Broad Street           Chief                     and Treasurer of mutual funds
11th Floor                 Administrative            affiliated with Citigroup Inc.;
New York, NY 10004         Officer                   Director and Senior Vice
Age 45                                               President of SBFM and TIA

Richard L. Peteka          Chief            Since    Director and Head of Internal        N/A           N/A
SSB                        Financial        2002     Control for Citigroup Asset
125 Broad Street           Officer and               Management U.S. Mutual
11th Floor                 Treasurer                 Fund Administration from
New York, NY 10004                                   1999-2002; Vice President,
Age 41                                               Head of Mutual Fund
                                                     Administration and Treasurer
                                                     at Oppenheimer Capital from
                                                     1996-1999

John B. Cunningham         Vice             Since    Portfolio Manager; Managing          N/A           N/A
SSB                        President        2002     Director of SSB and Managing
399 Park Avenue                                      Director of Salomon Brothers
New York, NY 10022                                   Asset Management Inc.
Age 38

Kaprel Ozsolak             Controller       Since    Vice President of SSB                N/A           N/A
SSB                                         2002
125 Broad Street
11th Floor
New York, NY 10004
Age 37

Christina T. Sydor         Secretary        Since    Managing Director of SSB;            N/A           N/A
SSB                                         1987     General Counsel and
300 First Stamford Place                             Secretary of SBFM and TIA
4th Floor
Stamford, CT 06902
Age 52

--------
 *Each Director and Officer serves until his or her successors are duly elected and qualified.
**Mr. Gerken is an "interested person" as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

       27 Smith Barney Funds, Inc.  | 2002 Annual Report to Shareholders

 TAX INFORMATION (UNAUDITED)


For Federal tax purposes the Portfolio hereby designates for the fiscal year ended December 31, 2002:

    . A corporate dividends received deduction of 100%.

       28 Smith Barney Funds, Inc.  | 2002 Annual Report to Shareholders

                           SMITH BARNEY FUNDS, INC.




         DIRECTORS                    INVESTMENT MANAGER
         Lee Abraham                  Smith Barney Fund Management LLC
         Allan J. Bloostein
         Jane F. Dasher               DISTRIBUTOR
         Donald R. Foley              Salomon Smith Barney Inc.
         R. Jay Gerken, Chairman
         Richard E. Hanson, Jr.       CUSTODIAN
         Paul Hardin                  State Street Bank and
         Roderick C. Rasmussen          Trust Company
         John P. Toolan
                                      TRANSFER AGENT
                                      Citicorp Trust Bank, fsb.
         OFFICERS                     125 Broad Street, 11th Floor
         R. Jay Gerken                New York, New York 10004
         President and Chief
         Executive Officer            SUB-TRANSFER AGENT
                                      PFPC Global Fund Services
         Lewis E. Daidone             P.O. Box 9134
         Executive Vice President and Boston, Massachusetts
         Chief Administrative Officer 02205-9134

         Richard L. Peteka
         Chief Financial Officer
         and Treasurer

         John B. Cunningham
         Vice President

         Kaprel Ozsolak
         Controller

         Christina T. Sydor
         Secretary

   Smith Barney Funds, Inc.




 This report is submitted for the general information of the shareholders of Smith Barney Funds, Inc. -- Large Cap Value Fund but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales materials after March 31, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

 SMITH BARNEY FUNDS, INC.
 Smith Barney Mutual Funds
 125 Broad Street
 10th Floor, MF-2
 New York, New York 10004

 For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

 www.smithbarney.com/mutualfunds


 SalomonSmithBarney
 A member of citigroup [LOGO]

 Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

 FD0853 2/03                                                             03-4513

                                 SMITH BARNEY
                                  FUNDS, INC.
                                  SHORT-TERM
                             HIGH GRADE BOND FUND

            CLASSIC SERIES  |  ANNUAL REPORT  |  DECEMBER 31, 2002



[LOGO]Smith Barney
Mutual Funds
Your Serious Money. Professionally Managed./SM/

            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

                           LETTER FROM THE CHAIRMAN

[PHOTO]
R. JAY
GERKEN
Chairman, President and Chief Executive Officer

Dear Shareholder:
Please allow me to introduce myself as the new Chairman, President and Chief Executive Officer of the Smith Barney Funds, Inc. -- Short-Term High Grade Bond Fund ("Portfolio"), replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Portfolio's Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Portfolio's management team by regularly providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

I am pleased to provide the annual report for the Portfolio for the year ended December 31, 2002. In this report, the Portfolio's managers summarize what they believe to be the period's prevailing economic and market conditions and outline the Portfolio's investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken
Chairman, President and
Chief Executive Officer

        1 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

                            LETTER FROM THE MANAGER

[PHOTO]

Mark Lindbloom

MARK LINDBLOOM
Vice President and Investment Officer
[PHOTO]

Dominick Masotti

DOMINICK MASOTTI
Vice President and Investment Officer
[PHOTO]


Theresa Veres

THERESA VERES
Vice President and Investment Officer
Special Notice to Shareholders
Mark Lindbloom, Dominick Masotti and Theresa Veres are responsible for the day-to-day management of the Portfolio. Mr. Lindbloom, Mr. Masotti and Ms. Veres are investment officers of the manager ("Smith Barney Fund Management LLC").

Performance Review
For the year ended December 31, 2002, the Portfolio's Class A shares, without sales charges, returned 6.36%. In comparison, the Salomon Smith Barney Treasury/Government Sponsored/Credit 1-5 Year Index ("SSB Index")/1/ returned 8.08% for the same period. In addition, the Portfolio's Lipper Inc. ("Lipper")/2/ peer group of short investment-grade debt funds category returned an average of 4.37% for the same period.

Investment Strategy
The Portfolio seeks current income, preservation of capital and liquidity. Under normal market conditions the Portfolio will invest at least 80% of net assets in "high grade" fixed-income securities. These are securities rated by a national ratings organization at the time of purchase within one of the top three categories, or, if unrated, judged by the manager to be of comparable credit quality. Securities in which the Portfolio invests include corporate debt securities, bank obligations and securities issued by the U.S. government and its agencies and instrumentalities./3/ The Portfolio may also invest in U.S. dollar-denominated fixed-income securities of foreign issuers.


--------
1The SSB Index is a broad measure of the performance of short-term U.S.
 Treasury and corporate fixed-income securities. Please note that an investor cannot invest directly in an index.
2Lipper is a major independent mutual fund tracking organization. Average annual returns are based on the 12-month period ended December 31, 2002, calculated among 122 funds in the Lipper short investment- grade debt funds category with reinvestment of dividends and capital gains excluding sales charges.
3U.S. government bonds are guaranteed by the full faith and credit of the United States government as to timely payment of principal and interest. Government bonds do fluctuate in price.


        2 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

Portfolio Manager Market and Portfolio Overview
The market for short-term investment-grade debt, including U.S. Treasury securities, corporate debt issues and other fixed-income instruments, performed favorably during the 2002 amid a volatile equity market and tame inflationary environment.

In terms of performance for the overall reporting period, U.S. Treasury securities provided positive total returns, as reflected in the performance of the SSB Index above. As the prices of U.S. Treasuries rose, their yields (which move inversely to the securities' prices) dropped to levels not seen in decades. (Past performance, however, is not indicative of future results.) Results from short-term investment-grade corporate debt securities were resilient, despite the corporate integrity concerns that challenged the stock markets.

Beginning in the second quarter, the improvement of real economic data tapered off to an extent, which was positive news for U.S. Treasuries, as these securities typically perform better in declining rate environments characterized by tempered inflation (when the economy is not overheated). However, the decline in equities during the period in our view was even a more significant contributor to the performance of the fixed-income securities markets.

Mortgage rates also began their steep decent, which provided further impetus for the decline in bond yields as old mortgages were refinanced. Investors looking to replace lost mortgage duration/4/ purchased U.S. Treasuries, thereby driving yields even lower. While the majority of investors in investment-grade issues were faced with this shortening-duration problem, the Federal National Mortgage Association ("Fannie Mae"),/5/ the largest player in the mortgage-backed securities market, helped make the issue front-page news amid reported criticism regarding the duration gap in the government agency's portfolio. (Many of these concerns have since subsided.) This situation added to the feeding frenzy in the U.S. Treasuries market, particularly for intermediate-term issues. Despite the advancement in quantitative mortgage models, many investors and financial institutions were clearly caught off guard by the speed and magnitude of the refinancing response.

By the time summer arrived, economic data were softening across more industries and corporate accounting scandal headlines continued to relentlessly plague the stock markets as well as corporate fixed-income securities prices. As the equity market plunged in July, there was a rise in expectations that the U.S. Federal Reserve Board ("Fed") would take action to help address the situation. Although the Federal Open Market Committee ("FOMC")/6/ at the time had left

--------
4Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
5Federal National Mortgage Association obligations are securities consisting mostly of mortgages backed by the Federal Housing Administration. These obligations also include some mortgages that are not back by the U.S. government.
6The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.


        3 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders its target for the federal funds rate ("fed funds rate")/7/ unchanged from its target in December 2001, it finally cut the fed funds rate in November, 2002, by half a percentage point to 1.25%, a level not seen since the Eisenhower administration. As equities rebounded from their October lows, corporate spreads/8/ narrowed dramatically (i.e., corporate bond prices rallied in price and yields dropped, dramatically narrowing the margin between yields on corporate issues and U.S. Treasuries). This scenario was in complete contrast to the extreme pricing pressure that corporate securities experienced throughout most of 2002. Many investors, who up until this point had been avoiding risk, began to increase their appetite for credit risk in consideration of the historically wide spreads between yields on corporate bonds and U.S. Treasury securities, favorable market conditions, improved corporate balance sheets and indications suggesting the U.S. economy would improve in 2003. As of the period's close, approximately 59% of the Portfolio's assets were invested in corporate debt securities. In terms of market performance, U.S. Treasury bond yields rose irregularly over this quarter (although yields declined toward the end of the year as prices advanced). As for key events that transpired during the quarter, North Korea joined Iraq as a headline risk. The sustainability of consumer demand, burdened by rising unemployment and high levels of household debt, weighed on holiday spending. In conclusion, U.S. Treasury securities' returns for the fourth quarter were reasonable for shorter-term Treasuries although negative for longer-term bonds scheduled to mature at later dates.

Portfolio Manager Market and Portfolio Outlook
When the FOMC convened for a meeting on January 28-29, 2003 (after the conclusion of the reporting period), the monetary policymaking committee opted not to change its fed funds rate target. The Fed reportedly stated that rising oil prices and geopolitical risks have restrained spending and hiring by businesses. The Fed, however, noted that, "as those risks lift, as most analysts expect, the accommodative stance of monetary policy, coupled with ongoing growth in productivity, will provide support to an improving economic climate over time."

Looking ahead, we continue to anticipate that the FOMC will keep both its monetary policy and bias unchanged with more stimulus coming out of Washington D.C. in 2003. We believe that a substantial amount of steepening (i.e., increase in the yield spread between U.S. Treasuries with short maturities and those with long maturities) has already been priced into the U.S. Treasury market due to the possibility of military action against Iraq and tempered negotiations with North Korea over its nuclear capabilities. It is possible that the

--------
7The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
8Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

        4 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

FOMC could raise interest rates swiftly if business conditions improve in 2003. In order for the U.S. economy to continue its year-long road to recovery, we believe that a shift in growth from the consumer sector toward the business sector would have to occur during the coming quarters. We believe the improvement in corporate fundamentals, continuation of productivity gains, improvement in cash flow, pent-up investment demand and reduction in economic uncertainty all point toward a stronger business environment in 2003. Given our current outlook, we believe corporate debt securities may offer more favorable prospects over the coming year versus U.S. Treasuries of comparable maturities.

Thank you for your investment in Smith Barney Funds, Inc. -- Short-Term High Grade Bond Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,

Mark Lindbloom             Dominick Masotti           Theresa Veres
Vice President and         Vice President and         Vice President and
Investment Officer         Investment Officer         Investment Officer

January 29, 2003

The information provided in this commentary by the portfolio managers represent the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolio or that the percentage of the Portfolio's assets in various sectors will remain the same. Please refer to pages 9 through 12 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings, the Portfolio's performance and the portfolio managers' views are as of December 31, 2002 and are subject to change.


        5 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES


                   Net Asset Value
                  -----------------
                  Beginning   End    Income   Capital Gain     Total
       Year Ended  of Year  of Year Dividends Distributions Returns/(1)+/
       ------------------------------------------------------------------
        12/31/02    $4.17    $4.28    $0.15       $0.00         6.36%
       ------------------------------------------------------------------
        12/31/01     4.06     4.17     0.20        0.00         7.76
       ------------------------------------------------------------------
        12/31/00     3.97     4.06     0.21        0.00         7.67
       ------------------------------------------------------------------
        12/31/99     4.13     3.97     0.19        0.00         0.76
       ------------------------------------------------------------------
        12/31/98     4.09     4.13     0.20        0.00         6.07
       ------------------------------------------------------------------
        12/31/97     4.05     4.09     0.22        0.00         6.73
       ------------------------------------------------------------------
        12/31/96     4.19     4.05     0.23        0.00         2.17
       ------------------------------------------------------------------
        12/31/95     3.91     4.19     0.22        0.00        13.16
       ------------------------------------------------------------------
        12/31/94     4.16     3.91     0.18        0.00        (2.15)
       ------------------------------------------------------------------
        12/31/93     4.12     4.16     0.18        0.02         6.01
       ------------------------------------------------------------------
        Total                         $1.98       $0.02
       ------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS L SHARES

                          Net Asset Value
                        -------------------
                        Beginning    End     Income  Capital Gain    Total
  Period Ended          of Period of Period Dividend Distribution Return/(1)+/
  ----------------------------------------------------------------------------
  Inception* - 12/31/02   $4.24     $4.28    $0.06      $0.00        2.34%++
  ----------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain     Total
 Year Ended             of Year  of Year Dividends Distributions Returns/(1)+/
 -----------------------------------------------------------------------------
 12/31/02                $4.17    $4.28    $0.17       $0.00         6.81%
 -----------------------------------------------------------------------------
 12/31/01                 4.06     4.17     0.22        0.00         8.25
 -----------------------------------------------------------------------------
 12/31/00                 3.97     4.06     0.22        0.00         8.18
 -----------------------------------------------------------------------------
 12/31/99                 4.13     3.97     0.21        0.00         1.26
 -----------------------------------------------------------------------------
 12/31/98                 4.09     4.13     0.22        0.00         6.56
 -----------------------------------------------------------------------------
 12/31/97                 4.05     4.09     0.24        0.00         7.20
 -----------------------------------------------------------------------------
 Inception* - 12/31/96    4.19     4.05     0.22        0.00         2.08++
 -----------------------------------------------------------------------------
 Total                                     $1.50       $0.00
 -----------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.-


        6 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)


                            Without Sales Charges/(1)/
                            -----------------------
                            Class A   Class L  Class Y
------------------------------------------------------
Year Ended 12/31/02          6.36%      N/A     6.81%
------------------------------------------------------
Five Years Ended 12/31/02    5.69       N/A     6.18
------------------------------------------------------
Ten Years Ended 12/31/02     5.45       N/A      N/A
------------------------------------------------------
Inception* through 12/31/02  5.68      2.34%++  5.82
------------------------------------------------------

                                          With Sales Charges/(2)/
                                          -----------------------
                                          Class A Class L  Class Y
              ----------------------------------------------------
              Year Ended 12/31/02          4.11%    N/A     6.81%
              ----------------------------------------------------
              Five Years Ended 12/31/02    5.28     N/A     6.18
              ----------------------------------------------------
              Ten Years Ended 12/31/02     5.24     N/A      N/A
              ----------------------------------------------------
              Inception* through 12/31/02  5.50    2.34%++  5.82
              ----------------------------------------------------

 CUMULATIVE TOTAL RETURNS+ (UNAUDITED)


                                      Without Sales Charges/(1)/
------------------------------------------------------------------
Class A (12/31/92 through 12/31/02)             69.95%
------------------------------------------------------------------
Class L (Inception* through 12/31/02)            2.34
------------------------------------------------------------------
Class Y (Inception* through 12/31/02)           47.71
------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charges of 2.00%.
* The inception dates for Class A, L and Y shares are November 11, 1991, August 5, 2002 and February 7, 1996, respectively.
+ The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.


        7 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


 Value of $10,000 Invested in Class A Shares of the Short-Term High Grade Bond
                         Fund vs. Salomon Smith Barney
             Treasury/Government Sponsored/Credit 1-5 Year Index+
--------------------------------------------------------------------------------
                        December 1992 -- December 2002


             [CHART]

           Short-Term       Salomon Smith Barney
           High Grade        Treasury/Government
           Bond Fund -         Sponsored/Credit
          Class A Shares       1-5 Year Index
          --------------    --------------------
12/92       $ 9,810               $10,000
12/93        10,399                10,719
12/94        10,232                10,649
12/95        11,595                12,019
12/96        11,843                12,581
12/97        12,641                13,478
12/98        13,408                14,510
12/99        13,509                14,822
12/00        14,546                16,152
12/01        15,675                17,629
12/02        16,671                19,052

+ Hypothetical illustration of $10,000 invested in Class A shares on December
  31, 1992, assuming deduction of the maximum 2.00% sales charge and reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2002. The Salomon Smith Barney Treasury/Government Sponsored/Credit 1-5 Year Index is a broad-based index of short-term U.S. Treasury and corporate debt securities. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than Class A shares' performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

  Allfigures represent past performance and are not a guarantee of future results. The perfor-mance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


        8 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2002


   FACE
  AMOUNT                                    SECURITY                            VALUE
-----------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 21.0%
$8,168,222           Federal Home Loan Bank Corp., 6.019% due 6/1/31         $  8,580,152
                     Federal National Mortgage Association:
 3,907,961             4.628% due 9/1/32                                        4,031,634
 4,912,794             4.750% due 11/1/32                                       5,052,501
 5,000,000             4.500% due 2/15/33 (a)                                   5,057,031
                     U.S. Treasury Notes:
 3,000,000             3.375% due 4/30/04                                       3,082,149
 5,000,000             2.875% due 6/30/04                                       5,112,110
 7,000,000             5.875% due 11/15/04                                      7,562,464
 9,000,000             6.750% due 5/15/05                                      10,036,764
-----------------------------------------------------------------------------------------
                     TOTAL U.S. GOVERNMENT AND AGENCY
                     OBLIGATIONS (Cost -- $46,486,833)                         48,514,805
-----------------------------------------------------------------------------------------
   FACE
  AMOUNT   RATING(b)                        SECURITY                            VALUE
-----------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES -- 59.2%
Auto Parts -- 0.6%
 1,300,000 A2*       Johnson Controls Inc., Notes, 5.000% due 11/15/06          1,376,530
-----------------------------------------------------------------------------------------
Banking -- 4.6%
 1,750,000 A+        ABN AMRO Bank, Guaranteed Sub. Notes,
                      7.250% due 5/31/05                                        1,931,886
 1,500,000 Aa3*      Bank One Corp., Notes, 6.500% due 2/1/06                   1,658,097
 1,500,000 A2*       BB&T Corp., Sub. Notes, 6.375% due 6/30/05                 1,621,356
 1,500,000 Aa3*      Wachovia Corp., Sr. Notes, 7.550% due 8/18/05              1,691,099
 1,550,000 A-        Washington Mutual Finance Corp., Sr. Notes,
                      6.250% due 5/15/06                                        1,680,604
 1,750,000 A+        Wells Fargo Bank NA, Sub. Notes, 7.800% due 6/15/10        1,945,513
-----------------------------------------------------------------------------------------
                                                                               10,528,555
-----------------------------------------------------------------------------------------
Basic Industry -- 2.1%
 2,000,000 A         Alcoa Inc., Notes, 7.250% due 8/1/05                       2,241,036
 1,000,000 BBB       International Paper Co., Notes, 8.125% due 7/8/05          1,119,939
   400,000 Baa2*     Union Carbide Corp., Notes, 6.250% due 6/15/03               403,925
 1,000,000 BBB       Weyerhaeuser Co., Notes, 5.500% due 3/15/05                1,047,360
-----------------------------------------------------------------------------------------
                                                                                4,812,260
-----------------------------------------------------------------------------------------
Brokerage -- 4.2%
 1,550,000 A         Bear, Stearns Co. Inc., Notes, 6.625% due 10/1/04          1,664,604
 1,750,000 Aa3*      Credit Suisse First Boston USA Inc., Notes,
                      5.875% due 8/1/06                                         1,875,724
 2,500,000 Aa3*      Goldman Sachs Group, L.P., Notes, 6.250% due 2/1/03 (c)    2,507,963
 1,300,000 A         Lehman Brothers Holdings Inc., Notes, 6.625% due 2/5/06    1,417,273
 2,100,000 Aa3*      Morgan Stanley, Notes, 6.100% due 4/15/06                  2,289,372
-----------------------------------------------------------------------------------------
                                                                                9,754,936
-----------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


        9 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2002


   FACE
  AMOUNT   RATING(b)                          SECURITY                               VALUE
----------------------------------------------------------------------------------------------
Capital Goods -- 1.7%
$  475,000 BBB-      Northrop Grumman Corp., Notes, 8.625% due 10/15/04          $     516,365
 1,000,000 BBB-      Raytheon Co., Notes, 7.900% due 3/1/03                          1,006,816
 2,000,000 A+        United Technologies Corp., Notes, 7.000% due 9/15/06            2,273,500
----------------------------------------------------------------------------------------------
                                                                                     3,796,681
----------------------------------------------------------------------------------------------
Consumer Cyclical -- 3.5%
   350,000 A         Carnival Corp., Notes, 6.150% due 10/1/03                         357,961
 2,500,000 A         Costco Wholesale Corp., Sr. Notes, 7.125% due 6/15/05           2,778,515
 1,500,000 A3*       DaimlerChrysler North America Holdings Corp., Guaranteed
                      Notes, 7.750% due 5/27/03                                      1,530,033
 1,000,000 A         Lowe's Cos., Inc., Notes, 7.500% due 12/15/05                   1,141,108
 2,003,000 AA        Wal-Mart Stores, Inc., Sr. Notes, 5.450% due 8/1/06             2,190,719
----------------------------------------------------------------------------------------------
                                                                                     7,998,336
----------------------------------------------------------------------------------------------
Consumer Non-Cyclical -- 15.2%
 2,000,000 AA        Abbott Laboratories, Notes, 5.625% due 7/1/06                   2,188,204
 2,000,000 AA        Bristol-Myers Squibb Co., Notes, 4.750% due 10/1/06             2,110,736
 1,650,000 A         Campbell Soup Co., Notes, 4.750% due 10/1/03                    1,686,680
 1,750,000 AA-       Colgate-Palmolive Co., Notes, 5.340% due 3/27/06                1,890,355
 2,000,000 A+        Diageo Capital PLC, Guaranteed Notes, 6.625% due 6/24/04        2,134,636
 1,900,000 A+        Earthgrains Co., Notes, 8.500% due 8/1/05                       2,177,058
 2,000,000 AA        Eli Lilly & Co., Notes, 5.500% due 7/15/06                      2,161,540
 2,000,000 AA-       The Gillette Co., Notes, 3.500% due 10/15/07                    1,988,182
 2,000,000 BBB       The Kellogg Co., Notes, 5.500% due 4/1/03                       2,015,520
 2,000,000 AA        Kimberly-Clark Corp., Notes, 4.500% due 7/30/05 (c)             2,113,466
 1,750,000 AAA       Merck & Co. Inc., Notes, 5.250% due 7/1/06                      1,892,412
 2,000,000 A1*       Pepsi Bottling Holdings Inc., Notes, 5.375% due 2/17/04 (c)     2,082,400
 1,750,000 AAA       Pfizer Inc., Notes, 5.625% due 2/1/06                           1,911,998
 2,000,000 AA-       Sysco Corp., Notes, 4.750% due 7/30/05                          2,128,408
 1,000,000 BBB       Tyson Foods Inc., Notes, 6.625% due 10/1/04                     1,063,698
 1,300,000 A+        Unilever Capital Corp., Guaranteed Sr. Notes,
                      6.750% due 11/1/03                                             1,355,997
 1,525,000 A-        Wellpoint Health Network, Notes, 6.375% due 6/15/06             1,664,925
 1,605,000 A         Wyeth, Notes, 5.875% due 3/15/04                                1,668,956
 1,000,000 AA+       Zeneca Wilmington, Notes, 6.300% due 6/15/03                    1,020,115
----------------------------------------------------------------------------------------------
                                                                                    35,255,286
----------------------------------------------------------------------------------------------
Electric Utilities -- 0.6%
 1,400,000 A         Alabama Power Co., Sr. Notes, 4.875% due 9/1/04                 1,456,267
----------------------------------------------------------------------------------------------
Energy -- 1.5%
 1,920,000 A-        Conoco Inc., Sr. Notes, 5.900% due 4/15/04                      2,010,465
 1,500,000 BBB       Union Pacific Resources Group Inc., Medium-Term Notes,
                      Series E, 6.340% due 11/25/03                                  1,554,018
----------------------------------------------------------------------------------------------
                                                                                     3,564,483
----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


       10 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2002


   FACE
  AMOUNT    RATING(b)                          SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
Finance Captive -- 11.2%
                      Fannie Mae:
$ 1,000,000 Aaa*        Notes, 3.625% due 4/15/04                                 $   1,028,147
  3,000,000 AA-         Sub. Notes, 5.500% due 5/2/06 (d)                             3,253,065
                      Federal Home Loan Bank Corp:
 12,000,000 Aaa*        Bonds, 3.125% due 11/14/03                                   12,191,208
  2,000,000 AAA         Global Bonds, 4.125% due 1/14/05                              2,091,846
  2,000,000 A3*       Ford Motor Credit Co., Notes, 7.600% due 8/1/05                 2,043,268
  2,000,000 Aaa*      Freddie Mac Corp., Notes, 5.250% due 1/15/06 (d)                2,174,242
  2,000,000 A2*       General Motors Acceptance Corp., Medium-Term Notes,
                       5.800% due 3/12/03                                             2,011,142
  1,165,000 A-        Sears Roebuck Acceptance Corp., Notes, 6.900% due 8/1/03        1,175,486
-----------------------------------------------------------------------------------------------
                                                                                     25,968,404
-----------------------------------------------------------------------------------------------
Finance Non-Captive -- 3.6%
  1,500,000 A         Countrywide Home Loan, Guaranteed Medium-Term Notes,
                       5.625% due 5/15/07                                             1,605,989
  2,000,000 AAA       General Electric Capital Corp., Notes, 5.350% due 3/30/06       2,145,634
  1,500,000 A2*       Household Finance Corp., Notes, 8.000% due 5/9/05               1,620,900
  1,500,000 NR        International Lease Finance Corp., Notes, 4.750% due 6/2/03     1,518,410
  1,500,000 A         SLM Corp., Notes, 1.590% due 9/15/05                            1,502,384
-----------------------------------------------------------------------------------------------
                                                                                      8,393,317
-----------------------------------------------------------------------------------------------
Insurance -- 4.3%
  1,750,000 AA+       Allstate Financial Global Funding, Notes,
                       7.125% due 9/26/05 (c)                                         1,953,126
  1,680,000 A+        Chubb Corp., Notes, 6.150% due 8/15/05                          1,800,222
  2,000,000 AA+       Monumental Global Funding II, Secured Notes,
                       6.050% due 1/19/06 (c)                                         2,147,116
  1,750,000 AA        Principal Life Global, Secured Notes, 6.125% due 3/1/06 (c)     1,920,105
  2,000,000 AA        Protective Life US Funding, Notes, 5.875% due 8/15/06 (c)       2,162,968
-----------------------------------------------------------------------------------------------
                                                                                      9,983,537
-----------------------------------------------------------------------------------------------
Media -- 2.0%
  1,500,000 A-        CBS Inc., Sr. Notes, 7.150% due 5/20/05                         1,639,872
  1,000,000 BBB-      News America Holdings, Inc., Sr. Notes, 8.625% due 2/1/03       1,002,880
  2,000,000 BBB       TCI Communications, Inc., Sr. Notes, 6.375% due 5/1/03          2,000,298
-----------------------------------------------------------------------------------------------
                                                                                      4,643,050
-----------------------------------------------------------------------------------------------
Telecommunications -- 3.6%
  1,300,000 A         Alltel Corp., Debentures, 7.250% due 4/1/04                     1,374,055
    500,000 BBB       AT&T Wireless Services Inc., Sr. Notes, 6.875% due 4/18/05        515,324
  2,000,000 A+        Cingular Wireless LLC, Notes, 5.625% due 12/15/06               2,104,584
  2,000,000 AA-       Pacific Bell, Notes, 6.250% due 3/1/05                          2,175,610
  2,000,000 A+        Verizon Global Funding Corp., Notes, 6.750% due 12/1/05         2,211,578
-----------------------------------------------------------------------------------------------
                                                                                      8,381,151
-----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


       11 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2002


   FACE
  AMOUNT    RATING(b)                          SECURITY                              VALUE
----------------------------------------------------------------------------------------------
Transportation -- 0.5%
$ 1,000,000 Baa2*     CSX Corp., Debentures, 7.250% due 5/1/04                    $  1,064,756
----------------------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS AND NOTES
                      (Cost -- $133,317,564)                                       136,977,549
----------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 9.5%
  7,771,762 AAA       Federal Home Loan Bank Corp., 5.500% due 12/15/13              8,034,064
  9,611,450 AAA       MASTR Adjustable Rate Mortgages Trust,
                       5.270% due 11/25/32                                           9,957,276
  4,000,000 AAA       Washington Mutual, Series 2002-AR15,
                       3.540% due 12/25/32                                           4,026,360
----------------------------------------------------------------------------------------------
                      TOTAL COLLATERALIZED MORTGAGE
                      OBLIGATIONS (Cost -- $21,750,627)                             22,017,700
----------------------------------------------------------------------------------------------
SOVEREIGN/SUPRANATIONAL -- 2.9%
Canada -- 0.9%
  2,000,000 AA-       Province of New Brunswick, Debentures, 7.625% due 6/29/04      2,165,818
----------------------------------------------------------------------------------------------
Italy -- 1.1%
  2,350,000 AA        Republic of Italy, Notes, 4.375% due 10/25/06                  2,482,204
----------------------------------------------------------------------------------------------
United States -- 0.9%
  2,000,000 AAA       International Bank for Reconstruction & Development, Notes,
                       3.500% due 10/22/04                                           2,062,808
----------------------------------------------------------------------------------------------
                      TOTAL SOVEREIGN/SUPRANATIONAL
                      (Cost -- $6,571,519)                                           6,710,830
----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.4%
 17,156,000           Merrill Lynch & Co., Inc., 1.050% due 1/2/03; Proceeds at
                       maturity -- $17,157,001; (Fully collateralized by Federal
                       Farm Credit Bank, Federal Home Loan Bank, Federal Home
                       Loan Mortgage Corp., Federal National Mortgage
                       Association and Student Loan Mortgage Association
                       0.000% to 7.450% due 8/15/03 to 11/15/17; Market
                       value -- $17,499,125) (Cost -- $17,156,000)                  17,156,000
----------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $225,282,543**)                                    $231,376,884
----------------------------------------------------------------------------------------------

(a) Security is traded on a to-be-announced basis (See Note 6).
(b) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d) Security has been segregated for open purchase commitments.
**  Aggregate cost for Federal income tax purposes is $225,285,459.

See page 13 for definitions of ratings.


                      See Notes to Financial Statements.


       12 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

 BOND RATINGS (UNAUDITED)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA  -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A   -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal.Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality.They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa  -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the
       "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in
       Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A   -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR  -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


       13 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                           DECEMBER 31, 2002


ASSETS:
  Investments, at value (Cost -- $225,282,543)                       $231,376,884
  Cash                                                                        372
  Interest receivable                                                   2,408,444
  Receivable for Fund shares sold                                       2,204,870
---------------------------------------------------------------------------------
  Total Assets                                                        235,990,570
---------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                      5,057,031
  Dividends payable                                                       218,549
  Payable for Fund shares purchased                                       112,192
  Management fee payable                                                   84,469
  Distribution fees payable                                                11,541
  Accrued expenses                                                         24,082
---------------------------------------------------------------------------------
  Total Liabilities                                                     5,507,864
---------------------------------------------------------------------------------
Total Net Assets                                                     $230,482,706
---------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                        $    538,593
  Capital paid in excess of par value                                 228,541,056
  Undistributed net investment income                                      11,553
  Accumulated net realized loss from security transactions             (4,702,837)
  Net unrealized appreciation of investments                            6,094,341
---------------------------------------------------------------------------------
Total Net Assets                                                     $230,482,706
---------------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                              21,118,521
  Class L                                                               2,259,817
  Class Y                                                              30,480,916
Net Asset Value:
  Class A (and redemption price)                                            $4.28
  Class L (and redemption price)                                            $4.28
  Class Y (and redemption price)                                            $4.28
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 2.00% of net asset value per share)         $4.37
---------------------------------------------------------------------------------


                      See Notes to Financial Statements.


       14 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

 STATEMENT OF OPERATIONS                    FOR THE YEAR ENDED DECEMBER 31, 2002


INVESTMENT INCOME:
  Interest                                                                     $  7,837,223
------------------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 2)                                                           794,075
  Distribution fees (Note 2)                                                        229,297
  Shareholder and system servicing fees                                              55,231
  Registration fees                                                                  47,873
  Custody                                                                            41,898
  Shareholder communications                                                         38,801
  Audit and legal                                                                    21,352
  Directors' fees                                                                     1,609
  Other                                                                               5,560
------------------------------------------------------------------------------------------
  Total Expenses                                                                  1,235,696
------------------------------------------------------------------------------------------
Net Investment Income                                                             6,601,527
------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions (excluding short-term securities):
   Proceeds from sales                                                          116,749,177
   Cost of securities sold                                                      114,633,403
------------------------------------------------------------------------------------------
  Net Realized Gain                                                               2,115,774
------------------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
   Beginning of year                                                              3,190,433
   End of year                                                                    6,094,341
------------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                                         2,903,908
------------------------------------------------------------------------------------------
Net Gain on Investments                                                           5,019,682
------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                         $ 11,621,209
------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


       15 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS            FOR THE YEARS ENDED DECEMBER 31,



                                                                      2002          2001
---------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $  6,601,527  $  5,292,152
  Net realized gain                                                  2,115,774       570,174
  Increase in net unrealized appreciation                            2,903,908     2,083,105
--------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                            11,621,209     7,945,431
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                             (6,643,396)   (5,292,402)
--------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                    (6,643,396)   (5,292,402)
--------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Net proceeds from sale of shares                                 150,926,854    43,091,162
  Net asset value of shares issued for reinvestment of dividends     2,128,141     1,969,991
  Cost of shares reacquired                                        (51,476,967)  (21,208,746)
--------------------------------------------------------------------------------------------
  Increase in Net Assets From
   Fund Share Transactions                                         101,578,028    23,852,407
--------------------------------------------------------------------------------------------
Increase in Net Assets                                             106,555,841    26,505,436
NET ASSETS:
  Beginning of year                                                123,926,865    97,421,429
--------------------------------------------------------------------------------------------
  End of year*                                                    $230,482,706  $123,926,865
--------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                     $11,553       $11,390
--------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


       16 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

The Short-Term High Grade Bond Fund ("Portfolio"), a separate investment portfolio of the Smith Barney Funds, Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of the Portfolio and two other separate investment portfolios: Large Cap Value Fund and U.S. Government Securities Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) U.S. government agencies and obligations are valued at the mean between the bid and asked prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities, other than U.S. government agencies, that have a maturity of more than 60 days are valued at prices based on market quotations for securities of similar type, yield and maturity; (e) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (i) dividends and distributions to shareholders are recorded on the ex-dividend date; (j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2002, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized losses amounting to $1,214,440 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by these changes; and (l) estimates and assumptions are required to be made regarding


       17 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Portfolio. As compensation for its services, the Portfolio pays SBFM a management fee calculated at an annual rate of 0.45% of the Portfolio's average daily net assets. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolio's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended December 31, 2002, the Portfolio paid transfer agent fees of $33,531 to CTB.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB and certain other broker-dealers continue to sell Portfolio shares to the public as members of the selling group.

There is a maximum initial sales charge of 2.00% for Class A shares. There is also a CDSC of 1.00% on Class A shares, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2002, SSB and its affiliates received sales charges of approximately $105,000 on sales of the Portfolio's Class A shares. In addition, for the year ended December 31, 2002, there were no CDSCs paid to SSB and its affiliates.


       18 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Portfolio also pays a distribution fee with respect to its Class L shares calculated at an annual rate of 0.50% of the average daily net assets of each class, respectively. For the year ended December 31, 2002, total Distribution Plan fees incurred were:

                                           Class A  Class L
                    ---------------------------------------
                    Distribution Plan Fees $209,267 $20,030
                    ---------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

---------------------------------------------------------------------------------
Purchases                                                            $221,921,853
---------------------------------------------------------------------------------
Sales                                                                 116,749,177
---------------------------------------------------------------------------------

At December 31, 2002, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                                        $6,164,298
Gross unrealized depreciation                                           (72,873)
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $6,091,425
--------------------------------------------------------------------------------

4. Repurchase Agreements

The Portfolio purchases (and its custodian takes possession of ) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.


       19 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

5. Reverse Repurchase Agreements

A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreements.

During the year ended December 31, 2002, the Portfolio did not enter into any reverse repurchase agreements.

6. Securities Traded on a When-Issued or To-Be-Announced Basis

The Portfolio may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

At December 31, 2002, the Portfolio held TBA securities with a cost of $5,057,031.

7. Capital Loss Carryforward

At December 31, 2002, the Portfolio had for Federal income tax purposes approximately $4,700,000 of capital loss carryforwards available to offset future realized gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31 of the year indicated:

                                                      2003      2004      2007      2008
------------------------------------------------------------------------------------------
Carryforward Amounts                               $1,124,000 $971,000 $1,804,000 $801,000
------------------------------------------------------------------------------------------


       20 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

8. Income Tax Information and Distributions to Shareholders

At December 31, 2002, the tax basis components of distributable earnings were:

---------------------------------------------------------------------------------
Undistributed ordinary income                                             $21,266
---------------------------------------------------------------------------------
Accumulated capital losses                                             (4,699,921)
---------------------------------------------------------------------------------
Unrealized appreciation                                                 6,091,425
---------------------------------------------------------------------------------

The difference between book basis and tax basis unrealized depreciation for the Fund is attributable primarily to wash sales deferrals.

The tax character of distributions paid during the year ended December 31, 2002 was:

--------------------------------------------------------------------------------
Ordinary income                                                        $6,643,396
Long term capital gains                                                        --
--------------------------------------------------------------------------------
Total                                                                  $6,643,396
--------------------------------------------------------------------------------

9. Capital Shares

At December 31, 2002, the Fund had two billion shares of capital stock authorized with a par value of $0.01 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                     Year Ended                Year Ended
                                  December 31, 2002         December 31, 2001
                              ------------------------  ------------------------
                                Shares       Amount       Shares       Amount
---------------------------------------------------------------------------------
Class A
Shares sold                   17,323,886  $ 72,753,164   4,855,449  $ 20,169,036
Shares issued on reinvestment    490,485     2,064,188     476,003     1,969,987
Shares reacquired             (8,974,034)  (37,603,986) (3,880,510)  (16,077,914)
---------------------------------------------------------------------------------
Net Increase                   8,840,337  $ 37,213,366   1,450,942  $  6,061,109
---------------------------------------------------------------------------------
Class L*
Shares sold                    3,144,314  $ 13,342,809          --            --
Shares issued on reinvestment     14,573        62,082          --            --
Shares reacquired               (899,070)   (3,820,298)         --            --
---------------------------------------------------------------------------------
Net Increase                   2,259,817  $  9,584,593          --            --
---------------------------------------------------------------------------------
Class Y
Shares sold                   15,449,608  $ 64,830,881   5,506,100  $ 22,922,126
Shares issued on reinvestment        445         1,871           1             4
Shares reacquired             (2,381,996)  (10,052,683) (1,240,846)   (5,130,832)
---------------------------------------------------------------------------------
Net Increase                  13,068,057  $ 54,780,069   4,265,255  $ 17,791,298
---------------------------------------------------------------------------------

* For the period from August 5, 2002 (inception date) through December 31, 2002.


       21 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS


For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares                             2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)/
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $ 4.17    $ 4.06    $ 3.97    $ 4.13    $ 4.09
--------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.15      0.20      0.20      0.19      0.20
  Net realized and unrealized gain (loss)     0.11      0.11      0.10     (0.16)     0.04
--------------------------------------------------------------------------------------------
Total Income From Operations                  0.26      0.31      0.30      0.03      0.24
--------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.15)    (0.20)    (0.21)    (0.19)    (0.20)
--------------------------------------------------------------------------------------------
Total Distributions                          (0.15)    (0.20)    (0.21)    (0.19)    (0.20)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $ 4.28    $ 4.17    $ 4.06    $ 3.97    $ 4.13
--------------------------------------------------------------------------------------------
Total Return                                  6.36%     7.76%     7.67%     0.76%     6.07%
--------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $90       $51       $44       $53       $69
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    0.95%     0.99%     1.01%     1.01%     1.04%
  Net investment income                       3.49      4.75      5.16      4.70      4.94
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         71%       54%       91%       88%      150%
--------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.


       22 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout the period ended December 31:

Class L Shares                                                    2002/(1)(2)/
------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $ 4.24
------------------------------------------------------------------------------
Income From Operations:
 Net investment income                                                0.05
 Net realized and unrealized gain                                     0.05
------------------------------------------------------------------------------
Total Income From Operations                                          0.10
------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                                               (0.06)
------------------------------------------------------------------------------
Total Distributions                                                  (0.06)
------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $ 4.28
------------------------------------------------------------------------------
Total Return++                                                        2.34%
------------------------------------------------------------------------------
Net Assets, End of Period (millions)                                   $10
------------------------------------------------------------------------------
Ratios to Average Net Assets+:
 Expenses                                                             1.32%
 Net investment income                                                2.81
------------------------------------------------------------------------------
Portfolio Turnover Rate                                                 71%
------------------------------------------------------------------------------

(1) For the period from August 5, 2002 (inception date) through December 31,
    2002.
(2) Per share amounts have been calculated using the monthly average shares method.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

       23 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares                             2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)/
--------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year          $ 4.17    $ 4.06    $ 3.97    $ 4.13    $ 4.09
--------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                       0.17      0.22      0.23      0.21      0.22
  Net realized and unrealized gain (loss)     0.11      0.11      0.08     (0.16)     0.04
--------------------------------------------------------------------------------------------
Total Income From Operations                  0.28      0.33      0.31      0.05      0.26
--------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                      (0.17)    (0.22)    (0.22)    (0.21)    (0.22)
--------------------------------------------------------------------------------------------
Total Distributions                          (0.17)    (0.22)    (0.22)    (0.21)    (0.22)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $ 4.28    $ 4.17    $ 4.06    $ 3.97    $ 4.13
--------------------------------------------------------------------------------------------
Total Return                                  6.81%     8.25%     8.18%     1.26%     6.56%
--------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)            $130       $73       $53       $51       $45
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                    0.52%     0.53%     0.54%     0.53%     0.56%
  Net investment income                       3.93      5.17      5.65      5.19      5.42
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         71%       54%       91%       88%      150%
--------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

 TAX INFORMATION (UNAUDITED)

A total of 21.80% of the ordinary dividends paid by the Portfolio from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


       24 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Directors of
Smith Barney Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short-Term High Grade Bond Fund of Smith Barney Funds, Inc. ("Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. As to securities purchased but not yet received we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP
New York, New York
February 12, 2003


       25 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)

Information about Directors and Officers

The business and affairs of the Short-Term High Grade Bond Fund ("Fund") are managed under the direction of the Smith Barney Funds, Inc.'s ("Investment Company") Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about Investment Company directors and is available, without charge, upon request by calling the Investment Company's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                               Number of
                                                                               Portfolios
                                      Term                                      in Fund
                                   of Office*                                   Complex       Other
                       Position(s) and Length                                   Overseen  Directorships
                        Held with   of Time       Principal Occupation(s)          by        Held by
Name, Address and Age     Fund       Served       During Past Five Years        Director    Director
-------------------------------------------------------------------------------------------------------
Non-Interested Directors:

Lee Abraham             Director     Since    Retired; Former Chairman and         28       Signet
13732 LeHavre Drive                  1999     CEO of Associated                             Group PLC
Frenchman's Creek                             Merchandising Corp., a major
Palm Beach Gardens, FL                        retail merchandising
33410                                         organization. Former Director
Age 75                                        of Galey & Lord, Liz Claiborne,
                                              R.G. Barry Corporation

Allan J. Bloostein      Director     Since    President of Allan Bloostein         35       Taubman
27 West 67th Street                  1999     Associates, a consulting firm.                Centers
Apt. 5FW                                      Former Director of CVS                        Inc.
New York, NY 10023                            Corporation
Age 72

Jane F. Dasher          Director     Since    Controller of PBK Holdings Inc.,     28         None
Korsant Partners                     1999     a family investment company
283 Greenwich Avenue
3rd Floor
Greenwich, CT 06830
Age 53

Donald R. Foley         Director     Since    Retired                              19         None
3668 Freshwater Drive                1982
Jupiter, FL 33477
Age 80

Richard E. Hanson Jr.   Director     Since    Retired; Former Head of the          28         None
2751 Vermont Route 140               1999     New Atlanta Jewish
Poultney, VT 05764                            Community High School
Age 61


       26 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

                                                                             Number of
                                                                             Portfolios
                                        Term                                  in Fund
                                     of Office*                               Complex       Other
                       Position(s)   and Length                               Overseen  Directorships
                        Held with     of Time     Principal Occupation(s)        by        Held by
Name, Address and Age     Fund         Served     During Past Five Years      Director    Director
-----------------------------------------------------------------------------------------------------
Non-Interested Directors:
Dr. Paul Hardin       Director         Since    Professor of Law &              36          None
12083 Morehead                         1994     Chancellor Emeritus at the
Chapel Hill, NC                                 University of North Carolina
27514-8426
Age 71
Roderick C. Rasmussen Director         Since    Investment Counselor            28          None
9 Cadence Court                        1982
Morristown, NJ 07960
Age 76
John P. Toolan        Director         Since    Retired                         28         John
7202 Southeast Golf                    1992                                                Hancock
Ridge Way                                                                                  Funds
Hobe Sound, FL 33455
Age 72

Interested Director:
R. Jay Gerken**       Director/        Since    Managing Director of            227        None
SSB                   Chairman,        2002     Salomon Smith Barney Inc.
399 Park Avenue       President and             ("SSB"); Chairman,
4th Floor             Chief                     President and Chief
New York, NY 10022    Executive                 Executive Officer of Smith
Age 51                Officer                   Barney Fund Management
                                                LLC ("SBFM"), Travelers
                                                Investment Adviser, Inc.
                                                ("TIA") and Citi Fund
                                                Management Inc.

Officers:

Lewis E. Daidone      Senior Vice      Since    Managing Director of SSB;       N/A          N/A
SSB                   President and    1990     Former Chief Financial
125 Broad Street      Chief                     Officer and Treasurer of
11th Floor            Administrative            mutual funds affiliated with
New York, NY 10004    Officer                   Citigroup Inc.; Director and
Age 45                                          Senior Vice President of
                                                SBFM and TIA


       27 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

                                                                              Number of
                                                                              Portfolios
                                        Term                                   in Fund
                                     of Office*           Principal            Complex       Other
                         Position(s) and Length         Occupation(s)          Overseen  Directorships
                          Held with   of Time              During                 by        Held by
Name, Address and Age       Fund       Served          Past Five Years         Director    Director
------------------------------------------------------------------------------------------------------

Officers:

Mark Lindbloom           Vice          Since    Portfolio Manager,               N/A          N/A
SBAM                     President     2002     Managing Director of
399 Park Avenue          and                    Salomon Brothers Asset
4th Floor                Investment             Management Inc ("SBAM")
New York, NY 10022       Officer
Age 46

Dominick Masotti         Vice          Since    Portfolio Manager;               N/A          N/A
SBAM                     President     2002     Managing Director of
399 Park Avenue          and                    SBAM
4th Floor                Investment
New York, NY 10022       Officer
Age 36

Theresa Veres            Vice          Since    Portfolio Manager;               N/A          N/A
SBAM                     President     2002     Managing Director of
399 Park Avenue          and                    SBAM
4th Floor                Investment
New York, NY 10022       Officer
Age 36

Richard L. Peteka        Chief         Since    Director of SSB; Director and    N/A          N/A
SSB                      Financial     2002     Head of Internal Control for
125 Broad Street,        Officer                Citigroup Asset Management
11th Floor               and                    U.S. Mutual Fund
New York, NY 10004       Treasurer              Administration from 1999-
Age 41                                          2002; Vice President, Head of
                                                Mutual Fund Administration
                                                and Treasurer of Oppenheimer
                                                Capital from 1996-1999

Kaprel Ozsolak           Controller    Since    Vice President of SSB            N/A          N/A
SSB                                    2002
125 Broad Street
11th Floor
New York, NY 10004
Age 37

Christina T. Sydor       Secretary     Since    Managing Director of SSB;        N/A          N/A
SSB                                    1987     General Counsel and Secretary
300 First Stamford Place                        of SBFM and TIA
4th Floor
Stamford, CT 06902
Age 52

--------

* Each Director and Officer serves until his or her respective successor has been duly elected and qualified.
** Mr. Gerken is a Director who is an "interested person" of the Fund as defined in the Investment Company Act of 1940 because Mr. Gerken is an officer of SBFM and certain of its affiliates.


       28 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

 SMITH BARNEY
  FUNDS, INC.


DIRECTORS                INVESTMENT MANAGER
Lee Abraham              Smith Barney Fund
Allan J. Bloostein        Management LLC
Jane F. Dasher
Donald R. Foley          DISTRIBUTOR
R. Jay Gerken, Chairman  Salomon Smith Barney Inc.
Richard E. Hanson, Jr.
Paul Hardin              CUSTODIAN
Roderick C. Rasmussen    State Street Bank and
John P. Toolan            Trust Company

OFFICERS                 TRANSFER AGENT
R. Jay Gerken            Citicorp Trust Bank, fsb.
President and            125 Broad Street, 11th Floor
Chief Executive Officer  New York, New York 10004

Lewis E. Daidone         SUB-TRANSFER AGENT
Senior Vice President    PFPC Global Fund Services
and Chief Administrative P.O. Box 9699
Officer                  Providence, Rhode Island
                         02940-9699
Richard L. Peteka
Chief Financial Officer
and Treasurer

Mark Lindbloom
Vice President and
Investment Officer

Dominick Masotti
Vice President and
Investment Officer

Theresa Veres
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

  Smith Barney Funds, Inc.





  This report is submitted for the general information of the shareholders of Smith Barney Funds, Inc. -- Short-Term High Grade Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after March 31, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY FUNDS, INC.
  Smith Barney Mutual Funds
  125 Broad Street
  10th Floor, MF-2
   New York, New York 10004

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds

          SalomonSmithBarney
 ---------------------------
 A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of
 Salomon Smith Barney Inc.
 FD0834 2/03                                                            03-4496

                                 SMITH BARNEY
                                  FUNDS, INC.
                                U.S. GOVERNMENT
                                SECURITIES FUND

            CLASSIC SERIES  |  ANNUAL REPORT  |  DECEMBER 31, 2002

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(R)

Your Serious Money. Professionally Managed. is a registered service mark of Salomon Smith Barney Inc.

            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. JAY
GERKEN
Chairman, President
and Chief Executive
Officer


Dear Shareholder,
Please allow me to introduce myself as the new Chairman, President and Chief Executive Officer of the Smith Barney Funds, Inc. -- U.S. Government Securities Fund ("Portfolio") replacing Heath B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Portfolio's Board of Directors, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Portfolio's management team by regularly providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

I am pleased to provide the annual report for the Portfolio for the year ended December 31, 2002. In this report, the Portfolio's managers summarize what they believe to be the period's prevailing economic and market conditions and outline the Portfolio's investment strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Sincerely,
/s/ R. Jay Gerken
R. Jay Gerken
Chairman, President and
Chief Executive Officer

       1 Smith Barney Funds, Inc.  | 2002 Annual Report to Shareholders

                            LETTER FROM THE MANAGER

[PHOTO]
Mark Lindbloom

MARK
LINDBLOOM
Vice President and
Investment Officer

[PHOTO]
Francis Mustaro


FRANCIS
MUSTARO
Vice President and
Investment Officer


Special Notice to Shareholders
As of July 12, 2002, Mark Lindbloom and Francis Mustaro are responsible for the day-to-day management of the Portfolio's holdings. Both individuals are investment officers of the manager ("Smith Barney Fund Management LLC"). Mr. Lindbloom is a managing director of Salomon Brothers Asset Management Inc ("SBAM"), an affiliate of the manager. Mr. Mustaro is a director of SBAM.

Performance Review
For the year ended December 31, 2002, the Portfolio's Class A shares, without sales charges, returned 7.78%. In comparison, the Lehman Brothers
Mortgage-Backed Securities Index ("Lehman MBS Index")/1/ returned 8.75% for the same period.

Investment Strategy
The Portfolio seeks high current income, liquidity and security of principal. Under normal market conditions the Portfolio will invest at least 80% of net assets plus any borrowings for investment purposes in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and in related repurchase and reverse repurchase agreements./2/ These securities in which the Portfolio invests consist primarily of mortgage-related securities and U.S. Treasury securities. Mortgage-related securities issued by federal agencies or instrumentalities may be backed by the full faith and credit of the U.S. Treasury, by the right of the issuer to borrow from the U.S. government or only by the

--------
1The Lehman MBS Index is composed of about 600 15-year to 30-year fixed-rate mortgage-backed pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Corporation. Please note that an investor cannot invest directly in an index.
2A repurchase agreement is a form of short-term borrowing for dealers in government securities. The dealer sells the government securities to investors usually on an overnight basis and buys them back the following day.


       2 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders credit of the issuer itself./3/ The Portfolio may invest up to 33 1/3% of its assets in mortgage-dollar roll transactions.

Portfolio Manager Market and Portfolio Overview
In terms of performance for the overall reporting period, U.S. Treasury securities provided positive total returns, as reflected in the performance of the Salomon Smith Barney Treasury/Government Sponsored/Corporate 1-5 Year Index ("SSB Index")./4/ As the prices of U.S. Treasuries rose, their yields (which move inversely to the securities' prices) dropped to levels not seen in decades. (Past performance, however, is not indicative of future results.) When the first quarter of 2002 commenced, the U.S. economy and financial markets appeared on pace toward recovery from the shock of the tragic terrorist attacks on September 11, 2001. The yields on U.S. Treasury securities rose during this period as government issues in virtually all maturity classifications (e.g., long-term bonds and intermediate-term notes, excluding issues scheduled to mature over shorter-term periods) incurred losses.

In the second quarter, the improvement of real economic data tapered off to an extent, which was positive news for U.S. Treasuries, as these securities typically perform better in declining interest rate environments characterized by tempered inflation (when the economy is not overheated). However, perhaps even more of a significant contributor to the performance of fixed-income securities markets was the decline in equities during the period. Mortgage rates also began their steep decent, which provided further impetus for the decline in bond yields as old mortgages were refinanced. Investors looking to replace lost mortgage duration/5/ purchased U.S. Treasuries, thereby driving yields even lower. While the majority of investors in investment-grade issues were faced with this shortening duration problem, the Federal National Mortgage Association ("Fannie Mae"),/6/ the largest player in the mortgage-backed securities market, helped

--------
3Government bonds are guaranteed by the full faith and credit of the United
 States government as to timely payment of principal and interest. Government bonds and mortgage-related securities do fluctuate in price, and are subject to interest rate and market risks. The U.S. Government guarantee of principal and interest payments only applies to underlying securities in the Portfolio's holdings, not the Portfolio's shares. Please note that the Portfolio's shares are not guaranteed by the U.S. government or its agencies.
4The SSB Index is a broad measure of the performance of short-term U.S.
 Treasury and corporate fixed-income securities. Please note that an investor cannot invest directly in an index.
5Duration is a common gauge of the price sensitivity of a fixed-income asset or portfolio to a change in interest rates.
6Fannie Mae obligations are securities consisting mostly of mortgages backed by the Federal Housing Administration. These obligations also include some mortgages that are not backed by the U.S. government.


       3 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders make the issue front-page news amid reported criticism regarding the duration gap in the government agency's portfolio. (Many of these concerns have since subsided.) This situation added to the feeding frenzy in the U.S. Treasuries market, particularly for intermediate-term issues. Despite the advancement in quantitative mortgage models, many investors and financial institutions were clearly caught off guard by the speed and magnitude of the refinancing response.

By the time summer arrived, economic data were softening across more industries and corporate accounting scandal headlines continued to relentlessly plague the stock markets. As the equity market plunged in July, there was a rise in expectations that the U.S. Federal Reserve Board ("Fed") would take action to help address the situation. Although the Federal Open Market Committee ("FOMC")/7/ at the time had left its target for the federal funds rate ("fed funds rate")/8/ unchanged from its target in December 2001, many participants in the financial markets anticipated the Fed would lower rates in August. Equity market volatility subsequently ensued and bond yields fell to low levels for the year as the third quarter ended.

In November, the FOMC did cut its fed funds rate target by half a percentage point to 1.25%, a level not seen since the Eisenhower administration. As equities rebounded from October lows, corporate spreads/9/ narrowed dramatically (i.e., corporate bond prices rallied in price and yields dropped, dramatically narrowing the margin between yields on corporate issues and U.S. Treasuries). This scenario was in complete contrast to the extreme pricing pressure that corporate securities experienced throughout most of 2002. Many investors, who up until this point had been in a risk-avoidance mode, began to increase their appetite for credit risk in consideration of the historically wide spreads between yields on corporate bonds and U.S. Treasury securities, favorable market technicals, improved corporate balance sheets and indications suggesting the U.S. economy would improve in 2003. In terms of market performance, U.S. Treasury bond yields rose irregularly over this quarter (although yields declined toward the end

--------
7The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
8The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
9Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.


       4 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders of the year as prices advanced to an extent). As for key events that transpired during the quarter, North Korea joined Iraq as a headline risk. The sustainability of consumer demand, burdened by rising unemployment and high levels of household debt, weighed on holiday spending. In conclusion, U.S. Treasury security returns for the fourth quarter were reasonable for shorter-term Treasuries although negative for longer-term bonds scheduled to mature at later dates.

Portfolio Manager Market and Portfolio Outlook
When the FOMC convened for a meeting on January 28-29, 2003 (after the conclusion of the reporting period), the monetary policymaking committee opted not to change its fed funds rate target. The Fed reportedly stated that rising oil prices and geopolitical risks have restrained spending and hiring by businesses. The Fed, however, noted that "as those risks lift, as most analysts expect, the accommodative stance of monetary policy, coupled with ongoing growth in productivity, will provide support to an improving economic climate over time."

Looking ahead, we continue to anticipate that the FOMC will keep both its monetary policy and bias unchanged with more stimulus coming out of Washington D.C. in 2003. We believe that a substantial amount of steepening (i.e., rise in yields) has already been priced into the U.S. Treasury market due to the possibility of military action against Iraq and tempered negotiations with North Korea over its nuclear capabilities. It is possible that the FOMC could raise interest rates swiftly if business conditions improve in 2003. In order for the U.S. economy to continue its year-long road to recovery, we believe that a shift in growth from the consumer sector toward the business sector would have to occur during the coming quarters. We believe the improvement in corporate fundamentals, continuation of productivity gains, improvement in cash flow, pent-up investment demand and reduction in economic uncertainty all point toward a stronger business environment in 2003.


       5 Smith Barney Funds, Inc.  | 2002 Annual Report to Shareholders

Thank you for your investment in Smith Barney Funds, Inc. -- U.S. Government Securities Fund. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ Mark Lindbloom         /s/ Francis J. Mustaro

Mark Lindbloom             Francis Mustaro
Vice President and         Vice President and
Investment Officer         Investment Officer

January 29, 2003

The information provided in this commentary by the portfolio managers represent the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Portfolio or that the percentage of the Portfolio's assets in various sectors will remain the same. Please refer to pages 11 and 12 for a list and percentage breakdown of the Portfolio's holdings. Also, please note that any discussion of the Portfolio's holdings, the Portfolio's performance, and the portfolio managers' views are as of December 31, 2002 and are subject to change.



       6 Smith Barney Funds, Inc.  | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES


                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain      Total
Year Ended              of Year  of Year Dividends Distributions  Returns/(1)+/
-------------------------------------------------------------------------------
12/31/02                $13.21   $13.58    $0.64       $0.00          7.78%
-------------------------------------------------------------------------------
12/31/01                 13.09    13.21     0.79        0.00          7.09
-------------------------------------------------------------------------------
12/31/00                 12.67    13.09     0.80        0.00          9.93
-------------------------------------------------------------------------------
12/31/99                 13.41    12.67     0.71        0.00         (0.24)
-------------------------------------------------------------------------------
12/31/98                 13.61    13.41     0.72        0.27          6.04
-------------------------------------------------------------------------------
12/31/97                 13.24    13.61     0.86        0.00          9.67
-------------------------------------------------------------------------------
12/31/96                 13.59    13.24     0.86        0.00          3.97
-------------------------------------------------------------------------------
12/31/95                 12.50    13.59     0.92        0.00         16.52
-------------------------------------------------------------------------------
12/31/94                 13.66    12.50     0.91        0.05         (1.48)
-------------------------------------------------------------------------------
12/31/93                 13.87    13.66     0.98        0.11          6.40
-----------------------------------------------------------------------------
Total                                      $8.19       $0.43
-----------------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain      Total
Year Ended             of Year  of Year Dividends Distributions  Returns/(1)+/
------------------------------------------------------------------------------
12/31/02               $13.23   $13.60    $0.57       $0.00          7.25%
------------------------------------------------------------------------------
12/31/01                13.11    13.23     0.72        0.00          6.55
------------------------------------------------------------------------------
12/31/00                12.69    13.11     0.73        0.00          9.36
------------------------------------------------------------------------------
12/31/99                13.42    12.69     0.64        0.00         (0.66)
------------------------------------------------------------------------------
12/31/98                13.63    13.42     0.66        0.27          5.47
------------------------------------------------------------------------------
12/31/97                13.26    13.63     0.80        0.00          9.12
------------------------------------------------------------------------------
12/31/96                13.61    13.26     0.79        0.00          3.44
------------------------------------------------------------------------------
12/31/95                12.51    13.61     0.86        0.00         16.03
------------------------------------------------------------------------------
Inception* - 12/31/94   12.47    12.51     0.21        0.00          2.04++
-----------------------------------------------------------------------------
Total                                     $5.98       $0.27
-----------------------------------------------------------------------------


       7 Smith Barney Funds, Inc.  | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES



            Net Asset Value
           -----------------
           Beginning   End    Income   Capital Gain      Total
Year Ended  of Year  of Year Dividends Distributions  Returns/(1)+/
-------------------------------------------------------------------
 12/31/02   $13.22   $13.58    $0.57       $0.00          7.17%
-------------------------------------------------------------------
 12/31/01    13.10    13.22     0.72        0.00          6.56
-------------------------------------------------------------------
 12/31/00    12.67    13.10     0.73        0.00          9.45
-------------------------------------------------------------------
 12/31/99    13.40    12.67     0.64        0.00         (0.67)
-------------------------------------------------------------------
 12/31/98    13.60    13.40     0.66        0.27          5.53
-------------------------------------------------------------------
 12/31/97    13.23    13.60     0.80        0.00          9.18
-------------------------------------------------------------------
 12/31/96    13.58    13.23     0.80        0.00          3.49
-------------------------------------------------------------------
 12/31/95    12.50    13.58     0.87        0.00         15.93
-------------------------------------------------------------------
 12/31/94    13.66    12.50     0.83        0.04         (2.11)
-------------------------------------------------------------------
 12/31/93    13.86    13.66     0.88        0.11          5.74
------------------------------------------------------------------
 Total                         $7.50       $0.42
------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS Y SHARES

                        Net Asset Value
                       -----------------
                       Beginning   End    Income   Capital Gain      Total
 Year Ended             of Year  of Year Dividends Distributions  Returns/(1)+/
 ------------------------------------------------------------------------------
 12/31/02               $13.22   $13.59    $0.67       $0.00          8.06%
 ------------------------------------------------------------------------------
 12/31/01                13.10    13.22     0.83        0.00          7.41
 ------------------------------------------------------------------------------
 12/31/00                12.68    13.10     0.84        0.00         10.29
 ------------------------------------------------------------------------------
 12/31/99                13.42    12.68     0.75        0.00          0.08
 ------------------------------------------------------------------------------
 12/31/98                13.64    13.42     0.78        0.27          6.29
 ------------------------------------------------------------------------------
 12/31/97                13.27    13.64     0.90        0.00         10.00
 ------------------------------------------------------------------------------
 12/31/96                13.61    13.27     0.89        0.00          4.30
 ------------------------------------------------------------------------------
 12/31/95                12.51    13.61     0.96        0.00         16.88
 ------------------------------------------------------------------------------
 12/31/94                13.67    12.51     0.91        0.04         (1.53)
 ------------------------------------------------------------------------------
 Inception* - 12/31/93   13.97    13.67     0.95        0.11          5.55++
 -----------------------------------------------------------------------------
 Total                                     $8.48       $0.42
 -----------------------------------------------------------------------------

It is the Portfolio's policy to distribute dividends monthly and capital gains, if any, annually.


       8 Smith Barney Funds, Inc.  | 2002 Annual Report to Shareholders

 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)


                                            Without Sales Charges/(1)/
                                          -------------------------------
                                          Class A Class B Class L Class Y
-------------------------------------------------------------------------
Year Ended 12/31/02                        7.78%   7.25%   7.17%   8.06%
-------------------------------------------------------------------------
Five Years Ended 12/31/02                  6.07    5.54    5.55    6.37
-------------------------------------------------------------------------
Ten Years Ended 12/31/02                   6.46     N/A    5.92     N/A
-------------------------------------------------------------------------
Inception* through 12/31/02                8.61    7.11    5.98    6.64
------------------------------------------------------------------------

                                              With Sales Charges/(2)/
                                          -------------------------------
                                          Class A Class B Class L Class Y
-------------------------------------------------------------------------
Year Ended 12/31/02                        2.95%   2.75%   5.14%   8.06%
-------------------------------------------------------------------------
Five Years Ended 12/31/02                  5.10    5.38    5.34    6.37
-------------------------------------------------------------------------
Ten Years Ended 12/31/02                   5.97     N/A    5.81     N/A
-------------------------------------------------------------------------
Inception* through 12/31/02                8.34    7.11    5.88    6.64
------------------------------------------------------------------------

 CUMULATIVE TOTAL RETURNS+ (UNAUDITED)

                                              Without Sales Charges/(1)/
        ----------------------------------------------------------------
        Class A (12/31/92 through 12/31/02)             86.96%
        ----------------------------------------------------------------
        Class B (Inception* through 12/31/02)           74.97
        ----------------------------------------------------------------
        Class L (12/31/92 through 12/31/02)             77.67
        ----------------------------------------------------------------
        Class Y (Inception* through 12/31/02)           89.82
        ---------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 * Inception dates for Class A, B, L and Y shares are October 9, 1984, November 7, 1994, December 2, 1992 and January 12, 1993, respectively.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.


       9 Smith Barney Funds, Inc.  | 2002 Annual Report to Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)



              Value of $10,000 Invested in Class A Shares of the
                      U.S. Government Securities Fund vs.
               Lehman Brothers Mortgage-Backed Securities Index+
--------------------------------------------------------------------------------

                        December 1992 -- December 2002


                    [CHART]

        U.S. Government
        Securities Fund    Lehman Brothers
       - Class A Shares      MBS Index
        ---------------    ---------------
12/92         9,552            10,000
12/93        10,163            10,684
12/94        10,013            10,512
12/95        11,667            12,279
12/96        12,130            12,936
12/97        13,304            14,164
12/98        14,107            15,142
12/99        14,074            15,423
12/00        15,472            17,145
12/01        16,570            18,555
12/02        17,859            20,179


+Hypothetical illustration of $10,000 invested in Class A shares on December
 31, 1992, assuming deduction of the maximum 4.50% sales charge in effect at the time of investment and reinvestment of dividends (after deduction of applicable sales charge through November 7, 1994, and thereafter at net asset value) and capital gains, if any, at net asset value through December 31, 2002. The Lehman Brothers Mortgage-Backed Securities ("MBS") Index is composed of about 600 15-year to 30-year fixed-rate mortgage-backed pools of Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. obligations. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


       10 Smith Barney Funds, Inc.  | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2002

   FACE
  AMOUNT                              SECURITY                               VALUE
--------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 1.4%
$ 6,000,000 U.S. Treasury Bonds, 5.875% due 11/15/04 (Cost -- $6,198,783) $  6,482,112
--------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 69.0%
  6,000,000 Federal Home Loan Bank, Bonds, 3.375% due 5/14/04 (a)            6,154,524
            Federal Home Loan Mortgage Corp. (FHLMC):
  7,834,847   6.500% due 9/25/43                                             8,255,969
              Gold:
  4,083,123    7.000% due 2/1/16 (b)                                         4,345,170
  8,939,044    6.500% due 6/1/16                                             9,455,889
 13,848,245    6.000% due 3/1/17 (a)                                        14,494,909
 15,000,000    6.000% due 1/1/30 (c)(d)                                     15,510,930
  8,438,027    6.500% due 1/1/32 (b)                                         8,796,078
 25,500,000    6.500% due 1/15/32 (c)(d)                                    26,559,831
            Federal National Mortgage Association (FNMA):
  4,557,531   5.500% due 12/1/16 (b)                                         4,733,269
 10,000,000   6.500% due 1/1/17 (c)(d)                                      10,546,880
  3,081,051   6.000% due 5/1/17 (a)                                          3,225,063
 35,000,000   6.500% due 1/1/29 (c)(d)                                      36,443,750
 11,500,000   7.000% due 1/15/31 (c)(d)                                     12,096,562
 10,106,842   7.000% due 4/1/32 (a)(b)                                      10,633,889
    601,165   6.500% due 5/1/32                                                626,407
 28,480,395   6.000% due 7/1/32 (a)(b)                                      29,491,203
  9,769,904   4.628% due 9/1/32 (a)                                         10,079,086
  7,123,551   4.750% due 11/1/32                                             7,326,127
 10,000,000   4.500% due 2/15/33 (c)                                        10,114,062
 10,000,000   6.500% due 7/25/42 (a)                                        10,600,000
 15,842,865   4.500% due 8/25/42 (a)                                        15,876,056
  6,000,000 Freddie Mac, Notes, 5.000% due 5/15/04 (a)                       6,289,374
            Government National Mortgage Association (GNMA) Certificates:
 16,043,915   7.000% due 11/15/31 (b)                                       17,018,428
  6,349,350   7.500% due 2/15/32 (b)                                         6,776,111
 40,969,089   6.500% due 10/15/32 (a)(b)                                    43,042,086
--------------------------------------------------------------------------------------
            TOTAL U.S. GOVERNMENT AGENCIES
            (Cost -- $320,057,362)                                         328,491,653
--------------------------------------------------------------------------------------
            SUB-TOTAL INVESTMENTS
            (Cost -- $326,256,145)                                         334,973,765
--------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



       11 Smith Barney Funds, Inc.  | 2002 Annual Report to Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                           DECEMBER 31, 2002

   FACE
  AMOUNT                                  SECURITY                                  VALUE
----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 29.6%
$51,246,000 State Street Bank and Trust Co., 1.000% due 1/2/03; Proceeds at
             maturity -- $51,248,847; (Fully collateralized by Federal Home Loan
             Bank Bonds and Freddie Mac Notes, 1.580% to 4.500% due
             6/15/03 to 12/9/03; Market value -- $52,273,169)                    $ 51,246,000
 90,000,000 UBS PaineWebber Inc., 1.250% due 1/2/03; Proceeds at
             maturity -- $90,006,250; (Fully collateralized by Fannie Mae Bonds,
             7.125% due 2/15/05; Market value -- $91,810,327)                      90,000,000
---------------------------------------------------------------------------------------------
            TOTAL REPURCHASE AGREEMENTS
            (Cost -- $141,246,000)                                                141,246,000
---------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 100%
            (Cost -- $467,502,145*)                                              $476,219,765
---------------------------------------------------------------------------------------------

(a) All or a portion of this security is segregated as collateral for "to-be-announced" and mortgage dollar roll securities.
(b) Maturity date shown represents the last in the range of maturity dates of mortgage certificates owned.
(c) Security is issued on a "to-be-announced" basis (See Note 6).
(d) Mortgage dollar roll (See Note 8).
 * Aggregate cost for Federal income tax purposes is $467,748,021.

                      See Notes to Financial Statements.

       12 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                           DECEMBER 31, 2002



ASSETS:
  Investments, at value (Cost -- $326,256,145)                       $334,973,765
  Repurchase agreements, at value (Cost -- $141,246,000)              141,246,000
  Cash                                                                        361
  Receivable for securities sold                                       20,168,274
  Interest receivable                                                   1,360,445
  Receivable for Fund shares sold                                       1,063,992
---------------------------------------------------------------------------------
  Total Assets                                                        498,812,837
---------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                    130,698,899
  Payable for Fund shares purchased                                       625,484
  Management fee payable                                                  180,471
  Distribution fees payable                                                55,831
  Accrued expenses                                                         68,819
---------------------------------------------------------------------------------
  Total Liabilities                                                   131,629,504
---------------------------------------------------------------------------------
Total Net Assets                                                     $367,183,333
---------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                        $    270,347
  Capital paid in excess of par value                                 362,846,243
  Overdistributed net investment income                                  (256,924)
  Accumulated net realized loss from security transactions             (4,393,953)
  Net unrealized appreciation of investments                            8,717,620
---------------------------------------------------------------------------------
Total Net Assets                                                     $367,183,333
---------------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                              17,256,481
  Class B                                                               5,526,553
  Class L                                                               4,089,266
  Class Y                                                                 162,361
Net Asset Value:
  Class A (and redemption price)                                           $13.58
  Class B *                                                                $13.60
  Class L **                                                               $13.58
  Class Y (and redemption price)                                           $13.59
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.71% of net asset value per share)        $14.22
  Class L (net asset value plus 1.01% of net asset value per share)        $13.72
---------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                      See Notes to Financial Statements.



       13 Smith Barney Funds, Inc.  | 2002 Annual Report to Shareholders

 STATEMENT OF OPERATIONS                    FOR THE YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME:
  Interest                                                                     $   16,450,218
--------------------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 2)                                                           1,516,440
  Distribution fees (Note 2)                                                        1,298,934
  Shareholder servicing fees                                                          273,739
  Shareholder communications                                                           47,219
  Custody                                                                              45,733
  Registration fees                                                                    44,340
  Audit and legal                                                                      38,301
  Directors' fees                                                                      17,109
  Other                                                                                14,705
--------------------------------------------------------------------------------------------
  Total Expenses                                                                    3,296,520
--------------------------------------------------------------------------------------------
Net Investment Income                                                              13,153,698
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions (excluding short-term securities):
   Proceeds from sales                                                          1,293,023,013
   Cost of securities sold                                                      1,291,071,681
--------------------------------------------------------------------------------------------
  Net Realized Gain                                                                 1,951,332
--------------------------------------------------------------------------------------------
 Change in Net Unrealized Appreciation of Investments:
   Beginning of year                                                                  151,377
   End of year                                                                      8,717,620
--------------------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                                           8,566,243
--------------------------------------------------------------------------------------------
Net Gain on Investments                                                            10,517,575
--------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                         $   23,671,273
--------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



       14 Smith Barney Funds, Inc.  | 2002 Annual Report to Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS            FOR THE YEARS ENDED DECEMBER 31,


                                                                       2002           2001
-----------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $  13,153,698  $  13,165,572
  Net realized gain                                                   1,951,332      9,695,426
  Increase (decrease) in net unrealized appreciation                  8,566,243     (5,383,317)
----------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                             23,671,273     17,477,681
----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                             (15,163,806)   (15,425,718)
----------------------------------------------------------------------------------------------
  Decrease in Net Assets From Distributions to Shareholders         (15,163,806)   (15,425,718)
----------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares                                  178,373,158    374,607,034
  Net asset value of shares issued for reinvestment of dividends     10,917,685     10,361,813
  Cost of shares reacquired                                        (131,070,487)  (343,873,324)
----------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions                58,220,356     41,095,523
----------------------------------------------------------------------------------------------
Increase in Net Assets                                               66,727,823     43,147,486
NET ASSETS:
  Beginning of year                                                 300,455,510    257,308,024
----------------------------------------------------------------------------------------------
  End of year*                                                    $ 367,183,333  $ 300,455,510
----------------------------------------------------------------------------------------------
* Includes overdistributed net investment income of:                  $(256,924)     $(238,843)
----------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.



       15 Smith Barney Funds, Inc.  | 2002 Annual Report to Shareholders

 NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies

The U.S. Government Securities Fund ("Portfolio"), is a separate investment portfolio of the Smith Barney Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund consists of this Portfolio and two other separate investment portfolios: Large Cap Value Fund and Short-Term High Grade Bond Fund. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) U.S. government agencies and obligations are valued at the mean between the bid and asked prices; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f ) gains or losses on the sale of securities are calculated by using the specific identification method; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2002, reclassifications were made to the capital accounts of the Portfolio to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income of $597,366 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Portfolio to amortize premium and all discounts on all fixed-income


       16 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders securities. The Portfolio adopted the requirement effective January 1, 2001. This change does not affect the Portfolio's net asset value, but does change the classification of certain amounts in the statement of operations.

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager for the Portfolio. The Portfolio pays SBFM a management fee calculated at an annual rate of 0.50% of the first $200 million of the average daily net assets, and 0.40% of the average daily net assets of the Portfolio in excess of $200 million. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Portfolio's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Portfolio's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts. For the year ended December 31, 2002, the Portfolio paid transfer agent fees of $152,273 to CTB.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Portfolio's distributor. In addition, SSB and certain other broker-dealers, continue to sell Portfolio shares to the public as members of the selling group.

There are maximum initial sales charges of 4.50% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2002, SSB received sales charges of approximately $302,000 and $125,000 on sales of the Portfolio's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately $23,000, $174,000 and $15,000 for Class A, B and L shares, respectively.


       17 Smith Barney Funds, Inc.  | 2002 Annual Report to Shareholders

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class to SSB. In addition, the Portfolio also pays a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets for each class, respectively to SSB. For the year ended December 31, 2002, total Distribution Plan fees were as follows:

                                                       Class A  Class B  Class L
---------------------------------------------------------------------------------
Distribution Plan Fees                                 $565,058 $437,844 $296,032
---------------------------------------------------------------------------------

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3. Investments

During the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

---------------------------------------------------------------------------------
Purchases                                                          $1,378,710,477
---------------------------------------------------------------------------------
Sales                                                               1,293,023,013
---------------------------------------------------------------------------------

At December 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

------------------------------------------------------------------------------
Gross unrealized appreciation                                      $8,687,093
Gross unrealized depreciation                                        (215,349)
------------------------------------------------------------------------------
Net unrealized appreciation                                        $8,471,744
------------------------------------------------------------------------------

4. Repurchase Agreements

The Portfolio purchases U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price.The Portfolio requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase agreement transactions for leveraging purposes. A reverse repurchase agreement involves a sale by the Portfolio of securities that it holds with an agreement by the Portfolio to


       18 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the securities. The Portfolio will establish a segregated account with its custodian, in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to the reverse repurchase agreement.

During the year ended December 31, 2002, the Portfolio did not enter into any reverse repurchase agreements.

6. Securities Traded on a To-Be-Announced Basis

The Portfolio may trade securities, particularly GNMAs, on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

At December 31, 2002, the Portfolio held TBA securities with a total cost of $108,831,172.

7. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At December 31, 2002, the Portfolio did not hold any futures contracts.


       19 Smith Barney Funds, Inc.  | 2002 Annual Report to Shareholders

8. Mortgage Dollar Rolls

The Portfolio enters into dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

At December 31, 2002, the Portfolio had outstanding net contracts to repurchase mortgage-backed securities of $110,048,726 and $10,536,111 for scheduled settlements on January 14, 2003 and January 21, 2003, respectively.

9. Capital Loss Carryforward

At December 31, 2002, the Portfolio had, for Federal income tax purposes approximately $3,677,000 of capital loss carryforwards available to offset future capital gains expiring December 31, 2008. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

In addition, the Portfolio had $716,796 of capital losses realized after October 31, 2002, which were deferred for tax purposes to the first day of the following fiscal year.

10.Income Tax Information and Distributions to  Shareholders

At December 31, 2002 the tax basis components of distributable earnings were:

                   ------------------------------------------
                   Undistributed ordinary income          --
                   ------------------------------------------
                   Accumulated capital loss      $(3,677,157)
                   ------------------------------------------
                   Unrealized appreciation         8,471,744
                   ------------------------------------------

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to open AICPA adjustments.

The tax character of distributions paid during the year ended December 31, 2002 was:

                       ----------------------------------
                       Ordinary income        $15,163,806
                       Long-term capital gain          --
                       ----------------------------------
                       Total                  $15,163,806
                       ----------------------------------


       20 Smith Barney Funds, Inc.  | 2002 Annual Report to Shareholders

11.Capital Shares

At December 31, 2002, the Fund had two billion shares of capital stock authorized with a par value of $0.01 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights. Each class bears certain expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                     Year Ended                 Year Ended
                                  December 31, 2002          December 31, 2001
                              ------------------------  --------------------------
                                Shares       Amount        Shares        Amount
-----------------------------------------------------------------------------------
Class A
Shares sold                    7,274,616  $ 98,005,760   24,084,951  $ 317,565,666
Shares issued on reinvestment    561,403     7,529,445      623,152      8,226,346
Shares reacquired             (7,393,573)  (99,345,071) (25,062,094)  (330,421,695)
-----------------------------------------------------------------------------------
Net Increase (Decrease)          442,446  $  6,190,134     (353,991) $  (4,629,683)
-----------------------------------------------------------------------------------
Class B
Shares sold                    3,217,996  $ 43,455,112    2,686,659  $  35,756,001
Shares issued on reinvestment    144,315     1,941,601       88,154      1,167,864
Shares reacquired             (1,229,763)  (16,581,717)    (532,235)    (7,074,341)
-----------------------------------------------------------------------------------
Net Increase                   2,132,548  $ 28,814,996    2,242,578  $  29,849,524
-----------------------------------------------------------------------------------
Class L
Shares sold                    2,741,448  $ 36,912,286    1,604,212  $  21,285,367
Shares issued on reinvestment    104,484     1,404,635       69,475        918,875
Shares reacquired             (1,098,565)  (14,755,147)    (477,678)    (6,345,288)
-----------------------------------------------------------------------------------
Net Increase                   1,747,367  $ 23,561,774    1,196,009  $  15,858,954
-----------------------------------------------------------------------------------
Class Y
Shares sold                           --  $         --           --  $          --
Shares issued on reinvestment      3,129        42,004        3,690         48,728
Shares reacquired                (28,591)     (388,552)      (2,421)       (32,000)
-----------------------------------------------------------------------------------
Net Increase (Decrease)          (25,462) $   (346,548)       1,269  $      16,728
-----------------------------------------------------------------------------------

       21 Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

 FINANCIAL HIGHLIGHTS

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares                       2002/(1)/  2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)/
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year   $13.21     $13.09     $12.67    $13.41    $13.61
---------------------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(2)/            0.56       0.67       0.78      0.75      0.71
 Net realized and unrealized gain
   (loss)/(2)/                         0.45       0.24       0.44     (0.78)     0.08
---------------------------------------------------------------------------------------
Total Income (Loss) From Operations    1.01       0.91       1.22     (0.03)     0.79
---------------------------------------------------------------------------------------
Less Distributions From:
 Net investment income                (0.64)     (0.79)     (0.80)    (0.71)    (0.72)
 Net realized gains                      --         --         --        --     (0.27)
 Capital                                 --         --         --        --     (0.00)*
---------------------------------------------------------------------------------------
Total Distributions                   (0.64)     (0.79)     (0.80)    (0.71)    (0.99)
---------------------------------------------------------------------------------------
Net Asset Value, End of Year         $13.58     $13.21     $13.09    $12.67    $13.41
---------------------------------------------------------------------------------------
Total Return                           7.78%      7.09%      9.93%    (0.24)%    6.04%
---------------------------------------------------------------------------------------
Net Assets, End of Year (millions)     $234       $222       $225      $203      $251
---------------------------------------------------------------------------------------
Ratios to Average Net Assets:
 Net investment income/(2)/            4.15%      5.04%      6.19%     5.82%     5.22%
 Interest expense                        --         --         --        --      0.05
 Operating expenses                    0.84       0.85       0.85      0.83      0.81
 Total expenses                        0.84       0.85       0.85      0.83      0.86
---------------------------------------------------------------------------------------
Portfolio Turnover Rate                 418%       284%       214%      193%      268%
------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the year ended December 31, 2001, those amounts would have been $0.69, $0.22 and 5.16% for net investment income, net realized and unrealized gain and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 *  Amount represents less than $0.01 per share.


       22 Smith Barney Funds, Inc.  | 2002 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares                                   2002/(1)/  2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)/
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                $13.23     $13.11    $12.69    $13.42    $13.63
---------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                        0.50       0.58      0.72      0.70      0.64
  Net realized and unrealized gain (loss)/(2)/      0.44       0.26      0.43     (0.79)     0.08
---------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 0.94       0.84      1.15     (0.09)     0.72
---------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            (0.57)     (0.72)    (0.73)    (0.64)    (0.66)
  Net realized gains                                  --         --        --        --     (0.27)
  Capital                                             --         --        --        --     (0.00)*
---------------------------------------------------------------------------------------------------
Total Distributions                                (0.57)     (0.72)    (0.73)    (0.64)    (0.93)
---------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $13.60     $13.23    $13.11    $12.69    $13.42
---------------------------------------------------------------------------------------------------
Total Return                                        7.25%      6.55%     9.36%    (0.66)%    5.47%
---------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                   $75,161    $44,901   $15,096   $13,558   $14,861
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income/(2)/                        3.68%      4.32%     5.69%     5.34%     4.69%
  Interest expense                                    --         --        --        --      0.05
  Operating expenses                                1.32       1.34      1.37      1.33      1.31
  Total expenses                                    1.32       1.34      1.37      1.33      1.36
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              418%       284%      214%      193%      268%
-----------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the year ended December 31, 2001, those amounts would have been $0.59, $0.25 and 4.45% for net investment income, net realized and unrealized gain and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 *  Amount represents less than $0.01 per share.


       23 Smith Barney Funds, Inc.  | 2002 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class L Shares                                   2002/(1)/   2001/(1)/ 2000/(1)/ 1999/(1)/  1998/(1)(2)/
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                $13.22     $13.10     $12.67    $13.40      $13.60
--------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/                        0.48       0.59       0.72      0.70        0.65
  Net realized and unrealized gain (loss)/(3)/      0.45       0.25       0.44     (0.79)       0.08
---------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 0.93       0.84       1.16     (0.09)       0.73
---------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.57 )    (0.72 )     (0.73)    (0.64)      (0.66)
  Net realized gains                                  --         --         --        --       (0.27)
  Capital                                             --         --         --        --       (0.00)*
--------------------------------------------------------------------------------------------------------
Total Distributions                               (0.57 )    (0.72 )     (0.73)    (0.64)      (0.93)
--------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $13.58     $13.22     $13.10    $12.67      $13.40
--------------------------------------------------------------------------------------------------------
Total Return                                        7.17%      6.56%      9.45%    (0.67)%      5.53%
--------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                   $55,521    $30,960    $15,009   $14,308     $15,407
--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income/(3)/                        3.58%      4.44%      5.73%     5.38%       4.74%
  Interest expense                                    --         --         --        --        0.05
  Operating expenses                                1.43       1.32       1.32      1.29        1.27
  Total expenses                                    1.43       1.32       1.32      1.29        1.32
--------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              418%       284%       214%      193%        268%
--------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.
(3) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the year ended December 31, 2001, those amounts would have been $0.61, $0.23 and 4.57% for net investment income, net realized and unrealized gain and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 *  Amount represents less than $0.01 per share.


       24 Smith Barney Funds, Inc.  | 2002 Annual Report to Shareholders

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares                                  2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/ 1998/(1)/
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $13.22    $13.10    $12.68    $13.42    $13.64
-------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                       0.60      0.70      0.83      0.79      0.75
  Net realized and unrealized gain (loss)/(2)/     0.44      0.25      0.43     (0.78)     0.08
-------------------------------------------------------------------------------------------------
Total Income From Operations                       1.04      0.95      1.26      0.01      0.83
-------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.67)    (0.83)    (0.84)    (0.75)    (0.78)
  Net realized gains                                 --        --        --        --     (0.27)
  Capital                                            --        --        --        --     (0.00)*
-------------------------------------------------------------------------------------------------
Total Distributions                               (0.67)    (0.83)    (0.84)    (0.75)    (1.05)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $13.59    $13.22    $13.10    $12.68    $13.42
-------------------------------------------------------------------------------------------------
Total Return                                       8.06%     7.41%    10.29%     0.08%     6.29%
-------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                   $2,207    $2,483    $2,444    $2,472    $3,447
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Net investment income/(2)/                       4.47%     5.29%     6.49%     6.10%     5.52%
  Interest expense                                   --        --        --        --      0.05
  Operating expenses                               0.54      0.55      0.56      0.54      0.52
  Total expenses                                   0.54      0.55      0.56      0.54      0.57
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             418%      284%      214%      193%      268%
-------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Without the adoption of the change in the accounting method discussed in
    Note 1 to the financial statements, for the year ended December 31, 2001, those amounts would have been $0.72, $0.23 and 5.41% for net investment income, net realized and unrealized gain and ratio of net investment income to average net assets, respectively. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.
 *  Amount represents less than $0.01 per share.


       25 Smith Barney Funds, Inc.  | 2002 Annual Report to Shareholders

 INDEPENDENT AUDITORS' REPORT


The Shareholders and Board of Directors of
Smith Barney Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the U.S. Government Securities Fund of Smith Barney Funds, Inc. ("Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                            /s/ KPMG LLP

New York, New York
February 12, 2003


      26   Smith Barney Funds, Inc. | 2002 Annual Report to Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)



Information about Directors and Officers

The business and affairs of the U.S. Government Securities Fund ("Portfolio") are managed under the direction of the Smith Barney Funds, Inc.'s Board of Directors. Information pertaining to the Directors and Officers of the Portfolio is set forth below. The Statement of Additional Information includes additional information about the Portfolio's Directors and is available without charge, upon request by calling the Portfolio's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                             Number of
                                                                             Portfolios
                                           Term of                            in Fund
                                         Office* and        Principal         Complex       Other
                             Position(s)   Length         Occupation(s)       Overseen  Directorships
                              Held with    of Time         During Past           by        Held by
Name, Address and Age         Portfolio    Served          Five Years         Director    Director
-----------------------------------------------------------------------------------------------------
Non-Interested Directors:
Lee Abraham                   Director      Since    Retired; Former             28     Signet Group
13732 LeHavre Drive                          1999    Chairman and CEO                   PLC
Frenchman's Creek                                    of Associated
Palm Beach Gardens, FL 33410                         Merchandising Corp.,
Age 75                                               a major retail
                                                     merchandising
                                                     organization; Former
                                                     Director of Galey &
                                                     Lord, Liz Claiborne and
                                                     R.G. Barry Corp.

Allan J. Bloostein            Director      Since    President of Allan          35     Taubman
27 West 67th Street                          1999    Bloostein Associates, a            Centers Inc.
Apt. 5FW                                             consulting firm; Former
New York, NY 10023                                   Director of CVS Corp.
Age 73

Jane F. Dasher                Director      Since    Controller of PBK           28         None
Korsant Partners                             1999    Holdings Inc., a family
283 Greenwich Avenue                                 investment company
3rd Floor
Greenwich, CT 06830
Age 53

Donald R. Foley               Director      Since    Retired                     19         None
3668 Freshwater Drive                        1982
Jupiter, FL 33477
Age 80

Richard E. Hanson Jr.         Director      Since    Retired; Former Head of     28         None
2751 Vermont Route 140                       1999    the New Atlanta Jewish
Poultney, VT 05764                                   Community High School
Age 61


       27 Smith Barney Funds, Inc.  | 2002 Annual Report to Shareholders

                                                                                Number of
                                                                                Portfolios
                                             Term of                             in Fund
                                           Office* and        Principal          Complex       Other
                             Position(s)     Length         Occupation(s)        Overseen  Directorships
                              Held with      of Time         During Past            by        Held by
Name, Address and Age         Portfolio      Served          Five Years          Director    Director
--------------------------------------------------------------------------------------------------------
Non-Interested Directors:
Dr. Paul Hardin            Director           Since    Professor of Law &           36         None
12083 Morehead                                 1994    Chancellor Emeritus at
Chapel Hill, NC                                        the University of
27514-8426                                             North Carolina
Age 71

Roderick C. Rasmussen      Director           Since    Investment Counselor         28         None
9 Cadence Court                                1982
Morristown, NJ 07960
Age 76

John P. Toolan             Director           Since    Retired                      28     John Hancock
7202 Southeast Golf                            1992                                        Funds
Ridge Way
Hobe Sound, FL 33455
Age 72

Interested Director:
R. Jay Gerken**            Chairman,          Since    Managing Director of        227         None
SSB                        President and       2002    Salomon Smith Barney
399 Park Avenue, 4th Floor Chief                       Inc. ("SSB"); Chairman,
New York, NY 10022         Executive                   President and Chief
Age 51                     Officer                     Executive Officer of
                                                       Smith Barney Fund
                                                       Management LLC
                                                       ("SBFM"), Travelers
                                                       Investment Adviser, Inc.
                                                       ("TIA") and Citi Fund
                                                       Management Inc.

Officers:
Lewis E. Daidone           Senior Vice        Since    Managing Director of        N/A         N/A
SSB                        President and       1990    SSB; Former Chief
125 Broad Street           Chief                       Financial Officer and
11th Floor                 Administrative              Treasurer of mutual
New York, NY 10004         Officer                     funds affiliated with
Age 45                                                 Citigroup Inc.; Director
                                                       and Senior Vice
                                                       President of SBFM and
                                                       TIA

Richard L. Peteka          Chief Financial    Since    Director and Head of        N/A         N/A
SSB                        Officer and         2002    Internal Control for
125 Broad Street           Treasurer                   Citigroup Asset
11th Floor                                             Management U.S.
New York, NY 10004                                     Mutual Fund
Age 41                                                 Administration from
                                                       1999-2002; Vice
                                                       President, Head of
                                                       Mutual Fund
                                                       Administration and
                                                       Treasurer at
                                                       Oppenheimer Capital
                                                       from 1996-1999


       28 Smith Barney Funds, Inc.  | 2002 Annual Report to Shareholders

                                                                           Number of
                                                                           Portfolios
                                          Term of                           in Fund
                                        Office* and       Principal         Complex       Other
                          Position(s)     Length        Occupation(s)       Overseen  Directorships
                           Held with      of Time        During Past           by        Held by
Name, Address and Age      Portfolio      Served         Five Years         Director    Director
---------------------------------------------------------------------------------------------------
Mark Lindbloom           Vice President    Since    Portfolio Manager;        N/A          N/A
SSB                      and Investment     2002    Managing Director of
399 Park Avenue          Officer                    Salomon Brothers Asset
4th Floor                                           Management Inc
New York, NY 10022                                  ("SBAM")
Age 46

Francis Mustaro          Vice President    Since    Portfolio Manager;        N/A          N/A
SSB                      and Investment     2002    Director of SBAM
399 Park Avenue          Officer
4th Floor
New York, NY 10022
Age 51

Kaprel Ozsolak           Controller        Since    Vice President of SSB     N/A          N/A
SSB                                         2002
125 Broad Street
11th Floor
New York, NY 10004
Age 37

Christina T. Sydor       Secretary         Since    Managing Director of      N/A          N/A
SSB                                         1987    SSB; General Counsel
300 First Stamford Place                            and Secretary of SBFM
4th Floor                                           and TIA
Stamford, CT 06902
Age 52

--------
 *Each Director and officer serves until his or her respective successor has been duly elected and qualified.
**Mr. Gerken is an "interested person" of the Fund as defined in the Investment
  Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.


       29 Smith Barney Funds, Inc.  | 2002 Annual Report to Shareholders

 TAX INFORMATION (UNAUDITED)

For Federal tax purposes the Portfolio hereby designates for the fiscal year ended December 31, 2002:

  . A total of 8.35% of the ordinary dividends paid by the Portfolio from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


       30 Smith Barney Funds, Inc.  | 2002 Annual Report to Shareholders

 SMITH BARNEY
   FUNDS, INC.



             DIRECTORS                INVESTMENT
             Lee Abraham              MANAGER
             Allan J. Bloostein       Smith Barney Fund
             Jane F. Dasher            Management LLC
             Donald R. Foley
             R. Jay Gerken, Chairman  DISTRIBUTOR
             Richard E. Hanson, Jr.   Salomon Smith Barney Inc.
             Paul Hardin
             Roderick C. Rasmussen    CUSTODIAN
             John P. Toolan           State Street Bank and
                                       Trust Company

             OFFICERS                 TRANSFER AGENT
             R. Jay Gerken            Citicorp Trust Bank, fsb.
             President and Chief      125 Broad Street, 11th Floor
             Executive Officer        New York, New York 10004

             Lewis E. Daidone         SUB-TRANSFER
             Senior Vice President    AGENT
             and Chief Administrative PFPC Global Fund Services
             Officer                  P.O. Box 9699
                                      Providence, Rhode Island
             Richard L. Peteka        02940-9699
             Chief Financial Officer
             and Treasurer

             Mark Lindbloom
             Vice President and
             Investment Officer

             Francis Mustaro
             Vice President and
             Investment Officer

             Kaprel Ozsolak
             Controller

             Christina T. Sydor
             Secretary

  Smith Barney Funds, Inc.



  This report is submitted for the general information of the shareholders of Smith Barney Funds, Inc. -- U.S. Government Securities Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Portfolio. If used as sales material after March 31, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY FUNDS, INC.
  Smith Barney Mutual Funds
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds



          SalomonSmithBarney
 ---------------------------
 A member of citigroup[LOGO]

 Salomon Smith Barney is a service mark of
 Salomon Smith Barney Inc.
 FD01086 2/03                                                           03-4498